                                RESALE AGREEMENT
                                   (Virginia)

                                     PREFACE

        THIS RESALE AGREEMENT (this "Agreement") is made effective as of August 6, 1999 (the "Effective Date") by and between Essential.Com, Inc. "Reseller"), a Delaware corporation, with offices at Three Burlington Woods Drive, Burlington, MA 01803, and Bell Atlantic - Virginia, Inc. ("Bell Atlantic"), a Virginia corporation, with offices at 600 East Main Street, 24th Floor, Richmond, Virginia 23261.

        WHEREAS, pursuant to Section 251(c)(4) of the Act, 47 U.S.C. Section 251(c)(4), Reseller wishes to purchase Bell Atlantic Retail Telecommunications Services from Bell Atlantic for resale by Reseller as a Telecommunications Carrier providing Telecommunications Services in the Commonwealth of Virginia; and

        WHEREAS, Bell Atlantic is willing to provide such Bell Atlantic Retail Telecommunications Services in accordance with this Agreement.

        NOW THEREFORE, in consideration of the mutual promises set forth in this Agreement, Reseller and Bell Atlantic, each on behalf of itself and its respective successors and assigns, agree as follows:

1.      DEFINITIONS

        1.1 As used in the Principal Document, the terms listed below shall have the meanings stated below:

        1.1.1 "Act" means the Communications Act of 1934, 47 U.S.C. Section 151, ET SEQ., as amended from time-to-time.

        1.1.2   "Agent" means agent or servant.

        1.1.3 "Applicable Law" means all applicable laws and government regulations and orders.

        1.1.4 "Bell Atlantic Ancillary Service" means any service offered by Bell Atlantic to Reseller in Exhibit I.

        1.1.5 "Bell Atlantic Retail Telecommunications Service" means any Telecommunications Service that Bell Atlantic provides at retail to subscribers who are not Telecommunications Carriers. The term "Bell Atlantic Retail Telecommunications

       Service does not include any exchange access service (as defined in Section 3(16) of the Act, 47 U.S.C. Section 153(16)) provided by Bell Atlantic.

       1.1.6 "Bell Atlantic Service" means and includes any Bell Atlantic Retail Telecommunications Service and any Bell Atlantic Ancillary Service.

       1.1.7 "Bell Atlantic's Affiliates" means any corporations, partnerships or other persons who control, are controlled by, or are under common control with, Bell Atlantic.

       1.1.8 "Bell Atlantic's Tariffs" and "Bell Atlantic Tariff" mean and include:

                (a) Bell Atlantic's effective Federal and state tariffs, as amended by Bell Atlantic from time-to-time; and,

                (b) to the extent Bell Atlantic Services are not subject to Bell Atlantic tariffs, any standard agreements and other documents, as amended by Bell Atlantic from time-to-time, that set forth the generally available terms, conditions and prices under which Bell Atlantic offers such Bell Atlantic Services.

                The terms "Bell Atlantic's Tariffs" and "Bell Atlantic Tariff" do not include Bell Atlantic's "Statement of Generally Available Terms and Conditions for Interconnection, Unbundled Network Elements, Ancillary Services and Resale of Telecommunications Services" which has been approved by the Commission pursuant to Section 252(f) of the Act, 47 U.S.C. Section 252(f).

       1.1.9    "Commission" means the Virginia State Corporation Commission.

       1.1.10 "Contract Period", as used in Section 1.1.25 and Section 6.2, means a stated period or minimum period of time for which Reseller is required by this Agreement to subscribe to, use and/or pay for a Bell Atlantic Service.

       1.1.11 "Customer" means and includes customers, subscribers and patrons, of a Party, purchasers and users of Telecommunications Services (including, but not limited to, resold Bell Atlantic Retail Telecommunications Services) provided by a Party, and purchasers and users of other services and products provided by a Party. The term "Customer" does not include a Party.

       1.1.12   "Bell Atlantic Customer" means a Customer of Bell Atlantic.

       1.1.13 "Customer Information" means CPNI of a Customer and any other nonpublic, individually identifiable information about a Customer or the purchase by a Customer of the services or products of a Party.

       1.1.14 "Customer Proprietary Network Information" ("CPNI") means "Customer Proprietary Network Information" as defined in Section 222 of the Act, 47 U.S.C. Section 222.

       1.1.15   "Effective Date" means the date first above written.

       1.1.16   "Jurisdiction" means the Commonwealth of Virginia.

       1.1.17 "Operator Services" means: (a) services accessed by dialing 411, 555-1212, 1-555-1212, 0+ local, 0+ intraLATA, and, 0-; and, (b) any other automated or live operator or directory assistance service.

       1.1.18   "Order" means an order or application.

       1.1.19 "Principal Document" means this document, including the Preface, Sections 1 through 39, the signature page, Exhibit I, Exhibit II, and
       Exhibit II, Attachment 1.

       1.1.20   "Reseller Customer" means a Customer of Reseller.

       1.1.21 "Retail Prices" means the prices at which Bell Atlantic Retail Telecommunications Services are provided by Bell Atlantic at retail to subscribers who are not Telecommunications Carriers.

       1.1.22 "Telecommunications Carrier" means "Telecommunications Carrier" as defined in Section 3(44) of the Act, 47 U.S.C. Section 153(44).

       1.1.23 "Telecommunications Service" means "Telecommunications Service" as defined in Section 3(46) of the Act, 47 U.S.C. Section 153(46).

       1.1.24 "Telephone Exchange Service" means "Telephone Exchange Service" as defined in Section 3(47) of the Act, 47 U.S.C. Section 153(47).

       1.1.25 "Termination Date Bell Atlantic Service" means: (a) any Bell Atlantic Service being provided by Bell Atlantic under this Agreement at the time of termination of this Agreement, that at the time of termination of this Agreement is subject to a Contract Period which is greater than one (1) month; and, (b) any Bell Atlantic Service requested by Reseller under this Agreement in an Order accepted by Bell Atlantic prior to termination of this Agreement but not yet being provided by Bell Atlantic at the time of termination of this Agreement, that is subject to an initial Contract Period which is greater than one (1) month.

       1.2 Unless the context clearly indicates otherwise, any defined term which is deemed or used in the singular shall include the plural, and any defined term which is defined or used in the plural shall include the singular.

2.     THE AGREEMENT

       2.1 This Agreement includes: (a) the Principal Document; (b) Bell Atlantic's Tariffs (which Bell Atlantic Tariffs are incorporated into this Agreement by reference and made a part hereof); and, (c) a Reseller Order to provide, change or terminate a Bell Atlantic Service, which has been accepted by Bell Atlantic (including, but not limited to, any Order which includes a commitment to purchase a stated number or minimum number of lines or other Bell Atlantic Services, or a commitment to purchase lines or other Bell Atlantic Services for a stated period or minimum period of time).

       2.2 Conflicts among terms in the Principal Document, Bell Atlantic's Tariffs, and a Reseller Order which has been accepted by Bell Atlantic, shall be resolved in accordance with the following order of precedence, where the document identified in subsection "(a)" shall have the highest precedence: (a) the Principal Document; (b) Bell Atlantic's Tariffs; and,
       (c) a Reseller Order which has been accepted by Bell Atlantic. The fact that a term appears in the Principal Document but not in a Bell Atlantic Tariff, or in a Bell Atlantic Tariff but not in the Principal Document, shall not be interpreted as, or deemed grounds for finding, a conflict for the purposes of this Section 2.2.

       2.3 This Agreement (including the Principal Document, Bell Atlantic's Tariffs, and Reseller Orders which have been accepted by Bell Atlantic), constitutes the entire agreement between the Parties on the subject matter hereof, and supersedes any prior or contemporaneous agreement, understanding, or representation on the subject matter hereof. Except as otherwise provided in the Principal Document, the terms in the Principal Document may not be waived or modified except by a written document which is signed by the Parties. Subject to the requirements of Applicable Law, Bell Atlantic shall have the right to add, modify, or withdraw, a Bell Atlantic Tariff at any time, without the consent of, or notice to, Reseller.

       2.4 A failure or delay of either Party to enforce any of the provisions of this Agreement, or any right or remedy available under this Agreement or at law or in equity, or to require performance of any of the provisions of this Agreement, or to exercise any option provided under this Agreement, shall in no way be construed to be a waiver of such provisions, rights, remedies, or options.

3.     BELL ATLANTIC SERVICES

       3.1      During the term of this Agreement, Reseller, pursuant to
       Section 251(c)(4) of the Act, 47 U.S.C. Section 251(c)(4), may submit Orders to Bell Atlantic requesting Bell Atlantic to provide Bell Atlantic Retail Telecommunications Services for resale by Reseller as a Telecommunications Carrier providing Telecommunications Services.

       3.2 During the term of this Agreement, Reseller may submit Orders to Bell Atlantic requesting Bell Atlantic to provide Bell Atlantic Ancillary Services for use by Reseller as a Telecommunications Carrier providing Telecommunications Services.

       3.3 Bell Atlantic may require that Reseller's Orders requesting Bell Atlantic to provide Bell Atlantic Services be in writing on forms specified by Bell Atlantic or in an electronic form specified by Bell Atlantic.

       3.4 Upon receipt and acceptance by Bell Atlantic of a Reseller Order requesting Bell Atlantic to provide a Bell Atlantic Service, Bell Atlantic shall provide, and Reseller shall subscribe to, use and pay for, the Bell Atlantic Service, in accordance with this Agreement.

       3.5 Bell Atlantic Retail Telecommunications Services may be purchased by Reseller under this Agreement only for the purpose of resale by Reseller as a Telecommunications Carrier providing Telecommunications Services, pursuant to Section 251(c)(4) of the Act, 47 U.S.C. Section 251(c)(4). Bell Atlantic Retail Telecommunications Services to be purchased by Reseller for other purposes (including, but not limited to, Reseller's own use) must be purchased by Reseller pursuant to separate written agreements, including, but not limited to, applicable Bell Atlantic Tariffs. Reseller warrants and agrees that Reseller will purchase Bell Atlantic Retail Telecommunications Services from Bell Atlantic under this Agreement only for the purpose of resale by Reseller as a Telecommunications Carrier providing Telecommunications Services, pursuant to Section 251(c)(4) of the Act, 47 U.S.C. Section 251(c)(4).

       3.6 Bell Atlantic Ancillary Services may be purchased by Reseller under this Agreement only for use by Reseller as a Telecommunications Carrier providing Telecommunications Services. Bell Atlantic Ancillary Services to be purchased by Reseller for other purposes must be purchased by Reseller pursuant to separate written agreements, including, but not limited to, applicable Bell Atlantic Tariffs. Reseller warrants and agrees that Reseller will purchase Bell Atlantic Ancillary Services from Bell Atlantic under this Agreement only for use by Reseller as a Telecommunications Carrier providing Telecommunications Services.

       3.7 Subject to the requirements of Applicable Law, Bell Atlantic shall have the right to add, modify, grandfather, discontinue or terminate Bell Atlantic Services at any time, without the consent of Reseller.

4.     PRICES

       4.1 Reseller shall pay Bell Atlantic for Bell Atlantic Services at the prices stated in this Agreement, including, but not limited to, in
       Exhibit II, Attachment 1.

       4.2 If, prior to establishment of a Bell Atlantic Service, Reseller cancels or changes its Order for the Bell Atlantic Service, Reseller shall reimburse Bell Atlantic for the costs associated with such cancellation or changes as required by this Agreement (including, but not limited to, Bell Atlantic's Tariffs).

       4.3 Upon request by Bell Atlantic, Reseller shall provide to Bell Atlantic adequate assurance of payment of charges due to Bell Atlantic. Assurance of payment of charges may be requested by Bell Atlantic: (a) if Reseller, in Bell Atlantic's reasonable judgment, at the Effective Date or at any time thereafter, is unable to show itself to be creditworthy;
       (b) if Reseller, in Bell Atlantic's reasonable judgment, at the Effective Date or at any time thereafter, is not creditworthy; or, (c) if Reseller fails to timely pay a bill rendered to Reseller by Bell Atlantic. Unless otherwise agreed by the Parties, the assurance of payment shall be in the form of a cash deposit and shall be in an amount equal to the charges for Bell Atlantic Services that Reseller may reasonably be expected to incur during a period of two (2) months. Bell Atlantic may at any time use the deposit or other assurance of payment to pay amounts due from Reseller.

5.     BILLING AND PAYMENT

       5.1 Except as otherwise permitted or required by this Agreement, or agreed in writing by the Parties, Bell Atlantic shall render bills to Reseller monthly. Except as otherwise agreed in writing by the Parties, Bell Atlantic will render bills to Reseller in a paper form.

       5.2 Reseller shall pay Bell Atlantic's bills in immediately available U.S. funds. Except as otherwise agreed in writing by the Parties, payments shall be transmitted by electronic funds transfer.

       5.3 Payment of charges shall be due by the due date stated on Bell Atlantic's bills. Except as otherwise required by Bell Atlantic's Tariffs or agreed in writing by the Parties, the due date shall not be sooner than twenty (20) days after the date the bill is received by Reseller.

       5.4 Charges which are not paid by the due date stated on Bell Atlantic's bill shall be subject to a late payment charge. The late payment charge shall be in an amount specified by Bell Atlantic, which shall not exceed a rate of one-and-one-half percent (1.5%) of the over-due amount (including any unpaid, previously billed late payment charges) per month.

       5.5      Reseller acknowledges and agrees that:

       5.5.1 During the term of this Agreement, Bell Atlantic will be engaged in developing and deploying new or modified forms of bills for Telecommunications Carriers who are engaged in the resale of Bell Atlantic Retail Telecommunications

       Services and new or modified systems and methods for computing and rendering such bills.

       5.5.2 Prior to the completion of deployment of such new or modified forms of bills and such new or modified systems and methods for computing and rendering bills, Bell Atlantic's form of bill and systems and methods for computing and rendering bills may be subject to limitations and restrictions, including, but not limited to, the limitations stated in
       Section 5.5.3, below, the inability to provide Reseller with a single, consolidated bill for all Bell Atlantic Services purchased by Reseller, and the unavailability of bills and billing information in an electronic form (e.g., bills may be rendered in a paper form).

       5.5.3 Prior to the completion of deployment of the new or modified forms of bills and the new or modified systems and methods for computing and rendering bills, Bell Atlantic may apply the discount identified in
       Exhibit II, Section 1.1, in a manner (including, but not limited to, in a "bottom-of-the-bill" format) that results in the Exhibit II, Section 1.1 discount being applied to charges stated in the bill (including, but not limited to, Subscriber Line Charges, Federal Line Cost Charges, end user common line charges, carrier selection and change charges, Audiotex Service charges, and charges for services which are not Bell Atlantic Retail Telecommunications Services) which are not subject to the Exhibit II, Section 1.1 discount. Bell Atlantic will implement a "true-up" process and within six (6) months after the due date of each monthly bill, issue to Reseller a "true-up" bill for amounts which were not collected from Reseller under the monthly bill because of the application of the Exhibit II, Section 1.1 discount to charges which are not subject to the Exhibit II, Section 1.1 discount. The "true-up" bill may be issued as a part of or an entry on a monthly bill, as a bill separate from a monthly bill, or in such other form as Bell Atlantic may determine.

       5.6 Although it is the intent of Bell Atlantic to submit timely and accurate bills, failure by Bell Atlantic to present bills (including, but not limited to, monthly bills and "true-up" bills) to Reseller in a timely or accurate manner shall not constitute a breach or default of this Agreement, or a waiver of a right of payment of the incurred charges, by Bell Atlantic. Reseller shall not be entitled to dispute charges for Bell Atlantic Services provided by Bell Atlantic based on Bell Atlantic's failure to submit a bill for the charges in a timely fashion.

6.     TERM

       6.1 The term of this Agreement shall commence on the Effective Date, and, except as otherwise provided in this Agreement, shall remain in effect through August 5, 2000 (the "Initial Term Ending Date"). After the Initial Term Ending Date, this Agreement shall continue in force and effect unless and until terminated as provided in this Agreement. Following the Initial Term Ending Date, either Party may terminate this

       Agreement by providing written notice of termination to the other Party, such written notice to be provided at least ninety (90) days in advance of the date of termination.

       6.2 Following termination of this Agreement pursuant to Section 6.1, this Agreement, as amended from time to time, shall remain in effect as to any Termination Date Bell Atlantic Service for the remainder of the Contract Period applicable to such Termination Date Bell Atlantic Service at the time of the termination of this Agreement. If a Termination Date Bell Atlantic Service is terminated prior to the expiration of the Contract Period applicable to such Termination Date Bell Atlantic Service, Reseller shall pay any termination charge provided for in this Agreement.

7.     SERVICE INSTALLATION AND MAINTENANCE

                Reseller shall comply with Bell Atlantic's processes and procedures (including, but not limited to, requirements by Bell Atlantic that Reseller use Bell Atlantic OSS Services) for the communication to Bell Atlantic of (a) Reseller's Orders to provide, change or terminate, Bell Atlantic Services, and (b) Reseller's requests for information about, assistance in using, or repair or maintenance of, Bell Atlantic Services. Bell Atlantic may, from time-to-time, upon notice to Reseller, change these processes and procedures.

8.     ASSIGNMENT

       8.1 Reseller shall not assign this Agreement or any right or interest under Us Agreement, nor delegate any obligation under this Agreement, without the prior written approval of Bell Atlantic, which approval shall not be unreasonably withheld, conditioned or delayed. Any attempted assignment or delegation in contravention of the foregoing shall be void and ineffective.

       8.2 Bell Atlantic may, without the consent of Reseller, assign this Agreement or any right or interest under this Agreement, and/or delegate any obligation under this Agreement, to any of Bell Atlantic's Affiliates, or to a person with which Bell Atlantic merges or which acquires substantially all of Bell Atlantic's assets.

9.     AVAILABILITY OF SERVICE

       9.1 Subject to the requirements of Applicable Law, Bell Atlantic shall be obligated to provide Bell Atlantic Services to Reseller under this Agreement only where Bell Atlantic is able, without unreasonable expense (as determined by Bell Atlantic in its reasonable judgment), (a) to obtain, retain, install and maintain suitable facilities for the provision of such Bell Atlantic Services, and (b) to obtain, retain and maintain suitable rights for the provision of such Bell Atlantic Services.

       9.2 Bell Atlantic's obligation to provide a Bell Atlantic Retail Telecommunications Service to Reseller under this Agreement shall be limited to providing the Bell Atlantic Retail Telecommunications Service to Reseller where, and to the same extent, that Bell Atlantic provides such Bell Atlantic Retail Telecommunications Service to Bell Atlantic's own end user retail Customers.

10.    BRANDING

       10.1 Except as stated in Section 10.2, in providing Bell Atlantic Services to Reseller, Bell Atlantic shall have the right, but not the obligation, to identify the Bell Atlantic Services with Bell Atlantic's trade names, trademarks and service marks. Any such identification of the Bell Atlantic Services shall not constitute the grant of a license or other right to Reseller to use Bell Atlantic's trade names, trade marks or service marks.

       10.2 To the extent required by Applicable Law, upon request by Reseller and at prices, terms and conditions to be negotiated by Reseller and Bell Atlantic, Bell Atlantic shall provide Bell Atlantic Retail Telecommunications Services that are identified by Reseller's trade name, or that are not identified by trade name, trademark or service mark.

11.    CHOICE OF LAW

       11.1 The construction, interpretation and performance of this Agreement shall be governed by the laws of the United States of America and the laws of Jurisdiction (without regard to Jurisdiction's conflicts of laws rules). All disputes relating to this Agreement shall be resolved through the application of such laws.

       11.2 Reseller agrees to submit to the jurisdiction of any court, commission or other governmental entity in which a claim, suit or proceeding which arises out of or in connection with this Agreement or Bell Atlantic Services provided under this Agreement and in which Bell Atlantic is a party, is brought.

12.    COMPLIANCE WITH APPLICABLE LAW

       12.1 Each Party shall in its performance of this Agreement comply with Applicable Law, including, but not limited to, all applicable regulations and orders of the Commission and the Federal Communications Commission (hereinafter the "FCC").

       12.2     Reseller shall in providing Bell Atlantic Retail
       Telecommunications Services to Reseller Customers comply with Applicable Law, including, but not limited to, all applicable regulations and orders of the Commission and the FCC.

13.    CONFIDENTIAL INFORMATION

       13.1 For the purposes of this Section 13, "Confidential Information" means the following information disclosed by one Party ("Discloser") to the other Party ("Recipient") in connection with this Agreement:

                (a) Customer Information related to a Reseller Customer which is disclosed by Reseller to Bell Atlantic (except to the extent that (i) the Customer Information is subject to publication in a directory, (ii) the Customer Information is subject to disclosure through an Operator Service or other Telecommunications Service, or in the course of furnishing Telecommunications Services, or (iii) the Reseller Customer to whom the Customer Information is related, in the manner required by Applicable Law, has given Bell Atlantic permission to use and/or disclose the Customer Information);

                (b) Customer Information related to a Bell Atlantic Customer which is disclosed by Bell Atlantic to Reseller (except to the extent that the Bell Atlantic Customer to whom the Customer Information is related, in the manner required by Applicable Law, has given Reseller permission to use and/or disclose the Customer Information);

                (c) Information related to specific Bell Atlantic facilities and equipment (including, but not limited to, cable-and-pair information) which is disclosed by Bell Atlantic to Reseller; and

                (d) Any other information which is identified by the Discloser as Confidential Information in accordance with Section 13.2.

       13.2 All information which is to be treated as Confidential Information under Section 13.1(d) shall:

                (a) if in written, graphic, electromagnetic, or other tangible form, be marked as "Confidential" or "Proprietary"; and

                (b) if oral, (i) be identified by the Discloser at the time of disclosure to be "Confidential" or "Proprietary", and (ii) be set forth in a written summary which identifies the information as "Confidential" or "Proprietary" and is delivered by the Discloser to the Recipient within ten (10) days after the oral disclosure.

                Each Party shall have the right to correct an inadvertent failure to identify information as Confidential Information pursuant to
       Section 13.1(d) by giving written notification within thirty (30) days after the information is disclosed. The Recipient shall, from that time forward, treat such information as Confidential Information.

                Notwithstanding any other provision of this Agreement, a Party shall have the right to refuse to accept receipt of information which the other Party has identified as Confidential Information pursuant to
       Section 13.1(d).

       13.3 In addition to any requirements imposed by law, including, but not limited to, 47 U.S.C. Section 222, for a period of five years from the receipt of Confidential Information from the Discloser, except as otherwise specified in this Agreement, the Recipient agrees:

                (a) to use the Confidential Information only for the purpose of performing under this Agreement;

                (b) using the same degree of care that it uses with similar confidential information of its own, to hold the Confidential Information in confidence and restrict disclosure of the Confidential Information solely to the Recipient's Affiliates, and the directors, officers and employees of the Recipient and the Recipient's Affiliates, having a need to know the Confidential Information for the purpose of performing under this Agreement. The Recipient's Affiliates and the directors, officers and employees of the Recipient and the Recipient's Affiliates, shall be required by the Recipient to comply with the provisions of this
       Section 13 in the same manner as the Recipient. The Recipient shall be liable for any failure of the Recipient's Affiliates and the directors, officers and employees of the Recipient and the Recipient's Affiliates, to comply with the provisions of this Section 13.

       13.4 If the Recipient wishes to disclose the Discloser's Confidential Information to a third party Agent or contractor, such disclosure must be mutually agreed to in writing by the Parties to this Agreement, and the Agent or contractor must have executed a written agreement of non-disclosure and non-use comparable in scope to the terms of this
       Section 13.

       13.5 The Recipient may make copies of Confidential Information only as reasonably necessary to perform its obligations under this Agreement. All such copies shall bear the same copyright and proprietary rights notices as are contained on the original.

       13.6 The Recipient shall return or destroy all Confidential Information received from the Discloser, including any copies made by the Recipient, within thirty (30) days after a written request by the Discloser is delivered to the Recipient, except for (a) Confidential Information that the Recipient reasonably requires to perform its obligations under this Agreement, and (b) Customer Information related to a Reseller Customer that is to be treated by Bell Atlantic as Confidential Information pursuant to Section 13.1(a). If the Recipient loses or makes an unauthorized disclosure of the Discloser's Confidential Information, it shall notify the Discloser immediately and use reasonable efforts to retrieve the lost or improperly disclosed information.

       13.7 The requirements of this Section 13 shall not apply to Confidential Information:

                (a) which was in the possession of the Recipient free of restriction prior to its receipt from the Discloser;

                (b) after it becomes publicly known or available through no breach of this Agreement by the Recipient, the Recipient's Affiliates, or the directors, officers, employees, Agents, or contractors, of the Recipient or the Recipient's Affiliates;

                (c) after it is rightfully acquired by the Recipient free of restrictions on its disclosure;

                (d)    after it is independently developed by the Recipient; or

                (e) to the extent the disclosure is required by Applicable Law, a court, or governmental agency; provided, the Discloser has been notified of the required disclosure promptly after the Recipient becomes aware of the required disclosure, the Recipient undertakes reasonable lawful measures to avoid disclosing the Confidential Information until the Discloser has had reasonable time to seek a protective order, and the Recipient complies with any protective order that covers the Confidential Information to be disclosed.

       13.8 Each Party's obligations to safeguard Confidential Information disclosed prior to expiration, cancellation or termination of this Agreement shall survive such expiration, cancellation or termination.

       13.9 Confidential Information shall remain the property of the Discloser, and the Discloser shall retain all of the Discloser's right, title and interest in any Confidential Information disclosed by the Discloser to the Recipient. Except as otherwise expressly provided elsewhere in this Agreement, no license is granted by this Agreement with respect to any Confidential Information (including, but not limited to, under any patent, trademark, or copyright), nor is any such license to be implied, solely by virtue of the disclosure of any Confidential Information.

       13.10 Each Party agrees that the Discloser would be irreparably injured by a breach of this Section 13 by the Recipient, the Recipient's Affiliates, or the directors, officers, employees, Agents or contractors of the Recipient or the Recipient's Affiliates, and that the Discloser shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any breach of the provisions of this Section 13. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Section 13, but shall be in addition to any other remedies available under this Agreement or at law or in equity.

       13.11 The provisions of this Section 13 shall be in addition to and not in derogation of any provisions of Applicable Law, including, but not limited to, 47 U.S.C. Section 222, and are not intended to constitute a waiver by a Party of any right with regard to protection of the confidentiality of information of the Party or its Customers provided by Applicable Law. In the event of a conflict between a provision of this
       Section 13 and a provision of Applicable Law, the provision of Applicable Law shall prevail.

14.    CONTINGENCIES

                Neither Party shall be liable for any delay or failure in performance by it which results from strikes, labor slowdowns, or other labor disputes, fires, explosions, floods, earthquakes, volcanic action, delays in obtaining or inability to obtain necessary services, facilities, equipment, parts or repairs thereof, power failures, embargoes, boycotts, unusually severe weather conditions, revolution, riots or other civil disturbances, war or acts of the public enemy, acts of God, or causes beyond the Party's reasonable control.

15.    COUNTERPARTS

                This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

16.    CUSTOMER INFORMATION

       16.1 Without in any way limiting Section 12, each Party shall comply with Applicable Law with regard to Customer Information, including, but not limited to, 47 U.S.C. Section 222 and the FCC rules in 47 CFR Section
       64.2001 - Section 64.2009.

       16.2 A Party ("Accessing Party") shall not access (including, but not limited to, in the case of Reseller, through Bell Atlantic OSS Services), use or disclose Customer Information made available to the Accessing Party by the other Party pursuant to this Agreement unless the Accessing Party, in the manner required by Applicable Law, has obtained any Customer authorization for such access, use and/or disclosure required by Applicable Law. By accessing, using or disclosing Customer Information made available to the Accessing Party by the other Party pursuant to this Agreement, the Accessing Party represents and warrants that the Accessing Party has obtained, in the manner required by Applicable Law, any Customer authorization for such action required by Applicable Law. The Accessing Party shall upon request by the other Party provide proof of such authorization (including, a copy of any written authorization).

       16.3 Bell Atlantic shall have the right (but not the obligation) to audit Reseller to ascertain whether Reseller is complying with the requirements of Applicable Law and this Agreement, with regard to Reseller's access to, and use and disclosure of, Customer Information which is made available to Reseller by Bell Atlantic pursuant to this Agreement.

       16.4 In addition to Bell Atlantic's audit rights under Section 16.3, Bell Atlantic shall have the right (but not the obligation) to monitor Reseller's access to and use of Customer Information which is made available by Bell Atlantic to Reseller pursuant to this Agreement, to ascertain whether Reseller is complying with the requirements of Applicable Law and this Agreement, with regard to Reseller's access to, and use and disclosure of, such Customer Information. The foregoing right shall include, but not be limited to, the right (but not the obligation) to electronically monitor Reseller's access to and use of Customer Information which is made available by Bell Atlantic to Reseller pursuant to this Agreement through Bell Atlantic OSS Facilities or other electronic interfaces or gateways.

       16.5 Information obtained by Bell Atlantic pursuant to Section 16.3 or Section 16.4 shall be treated by Bell Atlantic as Confidential Information of Reseller pursuant to Section 13; provided that, Bell Atlantic shall have the right (but not the obligation) to use and disclose information obtained by Bell Atlantic pursuant to this Section 16 to enforce Applicable Law and/or Bell Atlantic's rights under this Agreement.

17.    DEFAULT

       17.1 If Reseller materially breaches a material provision of this Agreement (other than an obligation to make payment of any amount billed under this Agreement), and such breach continues for more than thirty
       (30) days after written notice thereof from Bell Atlantic, then, except as otherwise required by Applicable Law, Bell Atlantic shall have the right, upon notice to Reseller, to terminate or suspend this Agreement and/or provision of Bell Atlantic Services, in whole or in part.

       17.2.1 If Reseller fails to make a payment of any amount billed under this Agreement by the due date stated on the bill and such failure continues for more than thirty (30) days after written notice thereof from Bell Atlantic, then, except as provided in Section 17.2.2, below, or as otherwise required by Applicable Law, Bell Atlantic shall have the right, upon notice to Reseller, to terminate or suspend this Agreement and/or provision of Bell Atlantic Services, in whole or in part.

       17.2.2 If a good faith dispute arises between the Parties concerning the obligation of Reseller to make payment of an amount billed under this Agreement, the failure to pay the amount in dispute shall not constitute cause for termination or suspension of this Agreement or provision of Bell Atlantic Services, if, within thirty (30) days of the date that Bell Atlantic gives Reseller written notice of the failure to pay the amount in dispute, Reseller (a) gives Bell Atlantic written notice of the dispute stating the basis of the dispute, and (b) furnishes to Bell Atlantic an irrevocable letter of credit in a form acceptable to Bell Atlantic or other security arrangement acceptable to Bell Atlantic, guaranteeing payment to Bell Atlantic of any portion of the disputed amount (including the whole of the disputed amount) which is thereafter agreed by Bell Atlantic and Reseller, or determined by a court or other governmental entity of appropriate jurisdiction, to be due to Bell Atlantic. The existence of such a dispute shall not relieve Reseller of its obligations to pay any undisputed amount which is due to Bell Atlantic and to otherwise comply with this Agreement.

18.    FACILITIES

       18.1 Bell Atlantic or its suppliers shall retain all right, title and interest in, and ownership of, all facilities, equipment, software, information, and wiring, used to provide Bell Atlantic Services. Bell Atlantic shall have access at all reasonable times to Reseller and Reseller Customer locations for the purpose of installing, inspecting, maintaining, repairing, and removing, facilities, equipment, software, and wiring, used to provide the Bell Atlantic Services. Reseller shall, at Reseller's expense, obtain any rights and authorizations necessary for such access.

       18.2 Except as otherwise agreed to in writing by Bell Atlantic, Bell Atlantic shall not be responsible for the installation, inspection, repair, maintenance, or removal, of facilities, equipment, software, or wiring, provided by Reseller or Reseller Customers for use with Bell Atlantic Services.

19.    INTELLECTUAL PROPERTY

                Except as expressly stated in this Agreement, nothing contained within this Agreement shall be construed as the grant of a license, either express or implied, with respect to any patent, copyright, trade name, trade mark, service mark, trade secret, or other proprietary interest or intellectual property, now or hereafter owned, controlled or licensable by either Party.

20.    JOINT WORK PRODUCT

                The Principal Document is the joint work product of the representatives of the Parties. For convenience, the Principal Document has been drafted in final form by Bell Atlantic. Accordingly, in the event of ambiguities, no inferences shall be drawn against either Party solely on the basis of authorship of the Principal Document.

21.    LIABILITY

       21.1.1 AS USED IN THIS SECTION 21, "OTHER BELL ATLANTIC PERSONS" MEANS BELL ATLANTIC'S AFFILIATES, AND THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND CONTRACTORS, OF BELL ATLANTIC AND BELL ATLANTIC'S AFFILIATES.

       21.1.2 AS USED IN THIS SECTION 21, "BELL ATLANTIC SERVICE FAILURE" MEANS AND INCLUDES ANY FAILURE TO INSTALL, RESTORE, PROVIDE OR TERMINATE A BELL ATLANTIC SERVICE, AND ANY MISTAKE, OMISSION, INTERRUPTION, DELAY, ERROR, DEFECT, FAULT, FAILURE, OR DEFICIENCY, IN A BELL ATLANTIC SERVICE.

       21.2 THE LIABILITY, IF ANY, OF BELL ATLANTIC AND OTHER BELL ATLANTIC PERSONS, TO RESELLER, RESELLER CUSTOMERS AND/OR ANY OTHER PERSON, FOR ANY CLAIM, LOSS OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH A BELL ATLANTIC SERVICE FAILURE, SHALL BE LIMITED AND/OR EXCLUDED AS SET FORTH IN BELL ATLANTIC'S TARIFFS.

       21.3.1 TO THE EXTENT THE BELL ATLANTIC TARIFFS APPLICABLE TO A BELL ATLANTIC SERVICE DO NOT CONTAIN A PROVISION WHICH LIMITS OR EXCLUDES THE LIABILITY OF BELL ATLANTIC AND/OR OTHER BELL ATLANTIC PERSONS TO RESELLER, RESELLER CUSTOMERS AND/OR ANY OTHER PERSON, FOR ANY CLAIM, LOSS OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH A BELL ATLANTIC SERVICE FAILURE, SECTION 21.3.3 SHALL APPLY.

       21.3.2 TO THE EXTENT A BELL ATLANTIC SERVICE IS NOT SUBJECT TO A BELL ATLANTIC TARIFF, SECTION 21.3.3 SHALL APPLY.

       21.3.3 THE LIABILITY, IF ANY, OF BELL ATLANTIC AND OTHER BELL ATLANTIC PERSONS, TO RESELLER, RESELLER CUSTOMERS AND/OR ANY OTHER PERSON, FOR ANY CLAIM, LOSS OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH A BELL ATLANTIC SERVICE FAILURE, SHALL BE LIMITED TO A TOTAL AMOUNT NOT IN EXCESS OF: (a) TWICE THE PROPORTIONATE CHARGE FOR THE BELL ATLANTIC SERVICE AFFECTED DURING THE PERIOD OF THE BELL ATLANTIC SERVICE FAILURE; OR, (b) ]IF THERE IS NO CHARGE FOR THE BELL ATLANTIC SERVICE AFFECTED, FIVE HUNDRED DOLLARS ($500.00). -

       21.4 NOTWITHSTANDING ANYTHING CONTAINED IN SECTION 21.2, SECTION 21.3.1, SECTION 21.3.2, OR SECTION 21.3.3, ABOVE, BELL ATLANTIC AND OTHER BELL ATLANTIC PERSONS SHALL HAVE NO LIABILITY TO RESELLER, RESELLER CUSTOMERS, AND/OR ANY OTHER PERSON, FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL, DAMAGES (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR HARM TO BUSINESS, LOST REVENUES, LOST PROFITS, LOST SAVINGS, OR OTHER COMMERCIAL OR ECONOMIC LOSS), ARISING OUT OF OR IN CONNECTION WITH A BELL ATLANTIC SERVICE

       FAILURE OR ANY BREACH OR FAILURE IN PERFORMANCE OF THIS AGREEMENT BY BELL ATLANTIC.

       21.5   THE LIMITATIONS AND EXCLUSIONS FROM LIABILITY STATED IN SECTIONS
       21.2 THROUGH 21.4 SHALL APPLY REGARDLESS OF THE FORM OF A CLAIM OR ACTION, WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING, BUT NOT LIMITED TO, THE NEGLIGENCE OF BELL ATLANTIC AND/OR OTHER BELL ATLANTIC
       PERSONS), STRICT LIABILITY, OR OTHERWISE, AND REGARDLESS OF WHETHER BELL ATLANTIC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

       21.6 Reseller shall, in its tariffs or other contracts with Reseller Customers, provide that in no case shall Bell Atlantic or Other Bell Atlantic Persons be liable to Reseller Customers or to any other third parties for any indirect, special, incidental, consequential, or other damages, including, but not limited to, harm to business, lost revenues, lost profits, lost savings, or other commercial or economic loss, whether foreseeable or not, and regardless of notification of the possibility of such damages. Reseller shall indemnify, defend and hold Bell Atlantic and Other Bell Atlantic Persons harmless from claims by Reseller Customers and other third parties as provided in Bell Atlantic's Tariffs.

       21.7 Bell Atlantic's obligations under this Agreement shall extend only to Reseller. Bell Atlantic shall have no liability under this Agreement to Reseller Customers or to any other third party. Nothing in this Agreement shall be deemed to create a third party beneficiary relationship between Bell Atlantic and Reseller Customers or any other third party.

       21.8 Reseller shall indemnify, defend and hold harmless Bell Atlantic, Bell Atlantic's Affiliates, and the directors, officers and employees of Bell Atlantic and Bell Atlantic's Affiliates, from any claims, suits, government proceedings, judgments, fines, liabilities, losses, damages, costs or expenses (including reasonable attorneys fees) arising out of or in connection with: (a) the failure of Reseller to transmit to Bell Atlantic a request by a Reseller Customer to install, provide, change or terminate, a Bell Atlantic Retail Telecommunications Service; (b) the transmission by Reseller to Bell Atlantic of an Order to install, provide, change or terminate, a Bell Atlantic Retail Telecommunications Service, which Order was not authorized by the applicable Reseller Customer; (c) erroneous or inaccurate information in an Order transmitted by Reseller to Bell Atlantic; (d) the transmission by Reseller to Bell Atlantic of an Order to change or terminate a Telecommunications Service provided to an end user by Bell Atlantic or another Telecommunications Service provider, or to install or provide a Telecommunications Service for an end user, which Order was not authorized by the applicable end user; (e) the transmission by Reseller to Bell Atlantic of an Order to select, change or reassign a telephone number for an end user, which Order was not authorized by the applicable end user; (f) the transmission by Reseller to Bell Atlantic of an Order to select a Telephone Exchange Service provider for an end user, or to change or terminate an end user's selection of a Telephone Exchange Service provider, which Order was not authorized by the applicable end user in the manner required by Applicable Law (or, in the absence of such Applicable Law, in the manner required by the rules and procedures in 47 CFR Section 64.1100); (g) access to, or use or disclosure of, Customer Information or Bell Atlantic OSS Information by Reseller or Reseller's employees, Agents or contractors; (h) the failure of Reseller to transmit, or to transmit in a timely manner, E911/911 information to Bell Atlantic; (i) erroneous or inaccurate E911/911 information transmitted by Reseller to Bell Atlantic; (j) any information provided by Reseller for inclusion in Bell Atlantic's LIDB; or, (k) the marketing, advertising or sale of Reseller's services and/or products (including, but not limited to, resold Bell Atlantic Retail Telecommunications Services), or the billing or collection of charges for Reseller's services and/or products (including, but not limited to, resold Bell Atlantic Retail Telecommunications Services). For the purposes of Section 21.8(b), (d) and (e), an Order shall be deemed not to have been authorized by a Reseller Customer or end user if Applicable Law and/or this Agreement required such authorization to be obtained in a particular manner, and Reseller did not obtain the authorization in the manner required by Applicable Law and this Agreement.

22.    NON-EXCLUSIVE REMEDIES

                Except as otherwise expressly provided in this Agreement, each of the remedies provided under this Agreement is cumulative and is in addition to any other remedies that may be available under this Agreement or at law or in equity.

23.    NOTICES

                All notices and other communications under this Agreement shall be deemed effective upon receipt by the Party being notified, provided such notices or communications are in writing and are sent by certified or registered mail, return receipt requested, or by a reputable private delivery service which provides a record of delivery, and addressed as shown below:

                            To Bell Atlantic:

                            Bell Atlantic - Virginia, Inc.
                            c/o Bell Atlantic Network Services, Inc.
                            1320 North Courthouse Road
                            Arlington, Virginia 22201
                            Attn.: Director, Resale
                                   Initiatives

                            To Reseller President

                            Essential.Com, Inc.
                            3 Burlington Woods Drive
                            Burlington, MA 01803
                            Tel: (781) 229-9599
                            Fax: (781) 229-9499

                     Either Party may from time-to-time designate another address or addressee by giving notice in accordance with this Section 23.

24.    OPTION TO OBTAIN BELL ATLANTIC SERVICE UNDER OTHER AGREEMENTS

       24.1 If, at any time while this Agreement is in effect, Bell Atlantic is a party to an agreement with a Telecommunications Carrier other than Reseller ("Third-Person Telecommunications Carrier) to provide Bell Atlantic Services to the Third-Person Telecommunications Carrier, which agreement has been approved by the Commission pursuant to 47
       U.S.C. Section 252, upon request by Reseller, Bell Atlantic, to the extent required by Applicable Law (including, but not limited to 47 U.S.C. Section 252(i)), shall make available to Reseller any Bell Atlantic Service offered by Bell Atlantic under the agreement with the Third-Person Telecommunications Carrier upon the same terms and conditions (including prices) provided in the agreement with the Third-Person Telecommunications Carrier, but (except as otherwise expressly agreed in writing by the Parties) only on a prospective basis. Following such request by Reseller and prior to provision of the Bell Atlantic Service by Bell Atlantic to Reseller pursuant to the terms and conditions (including prices) of the Third-Person Telecommunications Carrier agreement, this Agreement shall be amended to incorporate the terms and conditions (including prices) from the Third-Person Telecommunications Carrier agreement applicable to the Bell Atlantic Service Reseller has elected to purchase pursuant to the terms and conditions (including prices) of the Third-Person Telecommunications Carrier agreement. Except as otherwise expressly agreed in writing by the Parties, the amendment shall apply on a prospective basis only and shall not apply with regard to any Bell Atlantic Service provided by Bell Atlantic to Reseller prior to the effective date of the amendment.

       24.2 To the extent the exercise of the foregoing option requires a rearrangement of facilities by Bell Atlantic, Reseller shall be liable for the non-recurring charges associated therewith, as well as for any termination charges associated with the termination of existing facilities or Bell Atlantic Services.

25.    REGULATORY APPROVALS

       25.1 Within thirty (30) days after execution of this Agreement by the Parties, Bell Atlantic shall file the Agreement with the Commission for approval by the Commission.

       25.2 Each Party shall exercise reasonable efforts (including reasonably cooperating with the other Party) to secure approval of this Agreement, and any amendment to this Agreement agreed to by the Parties, from the Commission, the FCC, and other applicable governmental entities.

       25.3 Upon request by Bell Atlantic, Reseller shall, at Reseller's expense, provide reasonable, good-faith support and assistance to Bell Atlantic in obtaining any governmental approvals necessary for (a) this Agreement and any amendment to this Agreement agreed to by the Parties, and/or (b) the provision of Bell Atlantic Services by Bell Atlantic to Reseller. Without in any way limiting the foregoing, upon request by Bell Atlantic, Reseller shall (a) join in petitions requesting approval of this Agreement, or an amendment to this Agreement agreed to by the Parties, to be filed with the Commission, the FCC, or other applicable governmental entities, and (b) file other documents with and present testimony to the Commission, the FCC, or other applicable governmental entities, requesting approval of this Agreement or an amendment to this Agreement agreed to by the Parties.

26.    REGULATORY CONTINGENCIES

       26.1 Neither Party shall be liable for any delay or failure in performance by it which results from requirements of Applicable Law, or acts or failures to act of any governmental entity or official.

       26.2 In the event that any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable any other provision of this Agreement, and this Agreement shall be construed as if it did not contain such invalid or unenforceable provision.

       26.3 In the event that any legislative, regulatory, judicial or other governmental action materially affects any material terms of this Agreement, the ability of either Party to perform any material terms of this Agreement, or the rights or obligations of either Party under this Agreement, the Parties shall take such action as shall be necessary to conform this Agreement to the governmental action and/or to permit Bell Atlantic to continue to provide and Reseller to continue to purchase Bell Atlantic Services, including, but not limited to, conducting good faith negotiations to enter into a mutually acceptable modified or substitute agreement, filing tariffs, or additional, supplemental or modified tariffs, and making other required filings with governmental entities.

       26.4 In the event of a governmental action described in Section 26.3, above, to the extent permitted by Applicable Law, Bell Atlantic shall continue to provide and Reseller shall continue to subscribe to, use and pay for, any Bell Atlantic Services affected by the governmental action until the action to be taken by Bell Atlantic and Reseller under Section 26.3, above, is taken and becomes effective in accordance with Applicable Law. Such continued provision of and subscription to, use of and payment for, the affected Bell Atlantic Services shall be in accordance with the terms (including prices) of this Agreement, unless other terms, including but not limited to the terms of a Bell Atlantic Tariff, are required by Applicable Law.

       26.5 If suspension or termination of the provision of any Bell Atlantic Service is required by or as a result of a governmental action, such suspension or termination shall not affect Reseller's subscription to, use or obligation to pay for, other Bell Atlantic Services, unless such suspension or termination has a material, adverse effect on Reseller's ability to use the other Bell Atlantic Services.

       26.6 If any of the Bell Atlantic Services to be provided by Bell Atlantic pursuant to a tariff shall at any time become detariffed or deregulated, Bell Atlantic may transfer the provisions of the tariff relative to such Bell Atlantic Services to a Bell Atlantic "Guide for Detariffed Services" or similar document, and such "Guide for Detariffed Services" or similar document, as amended by Bell Atlantic from time-to-time, shall become a part of this Agreement.

27.    RELATIONSHIP OF THE PARTIES

       27.1 The relationship between the Parties under this Agreement shall be that of independent contractors.

       27.2     Nothing contained in this Agreement shall:

                (a)    make either Party the Agent or employee of the other
       Party;

                (b) grant either Party the authority to enter into a contract on behalf of, or otherwise legally bind, the other Party in any way;

                (c) create a partnership, joint venture or other similar relationship between the parties; or

                (d) grant to Reseller a franchise, distributorship or similar interest.

       27.3 Each Party shall be solely responsible for selection, supervision, termination, and compensation, of its respective employees, Agents and contractors.

       27.4 Each Party shall be solely responsible for payment of any Social Security or other taxes which it is required by Applicable Law to pay in conjunction with its employees, Agents or contractors, and for collecting and remitting to applicable taxing authorities any taxes which it is required by Applicable Law to collect from its employees, Agents or contractors.

       27.5 The relationship of the Parties under this Agreement is a non-exclusive relationship. Bell Atlantic shall have the right to provide services offered by Bell Atlantic under this Agreement to persons other than Reseller. Reseller shall have the right to purchase services that may be purchased by Reseller under this Agreement from persons other than Bell Atlantic.

28.    RESELLER'S PROVISION OF SERVICE

       28.1 Prior to providing Bell Atlantic Retail Telecommunications Services purchased by Reseller under this Agreement to Reseller Customers, Reseller shall obtain from the Commission, the FCC, and any other applicable governmental entities, any certificates or other authorizations required by Applicable Law for Reseller to provide Telecommunications Services. Reseller shall promptly notify Bell Atlantic in writing of any governmental action which suspends, cancels or withdraws any such certificate or authorization, or otherwise limits or affects Reseller's right to provide Telecommunications Services.

       28.2 To the extent required by Applicable Law, Reseller shall: (a) file with the Commission, the FCC, and/or other applicable governmental entities, the tariffs, arrangements and other documents that set forth the terms, conditions and prices under which Reseller provides Telecommunications Services; and, (b) make available for public inspection, the tariffs, arrangements and other documents that set forth the terms, conditions and prices under which Reseller provides Telecommunications Services.

29.    RESELLER'S RESALE AND USE OF SERVICE

       29.1 Reseller shall comply with the provisions of this Agreement (including, but not limited to, Bell Atlantic's Tariffs) regarding resale or use of Bell Atlantic Services, including, but not limited to, any restrictions on resale or use of Bell Atlantic Services.

       29.2 Without in any way limiting Section 29.1, (a) Reseller shall not resell residential service to persons not eligible to subscribe to such service from Bell Atlantic (including, but not limited to, business Reseller Customers and other nonresidential Reseller Customers), and (b) Reseller shall not resell Lifeline or other means-tested service offerings, or grandfathered or discontinued service offerings, to persons not eligible to subscribe to such service offerings from Bell Atlantic.

       29.3 Reseller shall undertake in good faith to ensure that Reseller Customers comply with the provisions of Bell Atlantic's Tariffs applicable to their use of Bell Atlantic Retail Telecommunications Services.

       29.4 Reseller shall comply with Applicable Law, and Bell Atlantic's procedures, for handling requests from law enforcement and other government agencies for service termination, assistance with electronic surveillance, and provision of information.

30.    RESPONSIBILITY FOR CHARGES

       30.1 Reseller shall be responsible for and pay all charges for any Bell Atlantic Service provided by Bell Atlantic to Reseller, whether the Bell Atlantic Service is ordered, activated or used by Reseller, a Reseller Customer, or another person.

       30.2 In addition to the charges for Bell Atlantic Services, Reseller agrees to pay any charges for Telecommunications Services, facilities, equipment, software, wiring, or other services or products, provided by Bell Atlantic, or provided by persons other than Bell Atlantic and billed for by Bell Atlantic, that are ordered, activated or used by Reseller, Reseller Customers or other persons, through, by means of, or in association with, Bell Atlantic Services provided by Bell Atlantic to Reseller.

       30.3 Reseller agrees to indemnify, defend and hold Bell Atlantic harmless from, any charges for Telecommunications Services, facilities, equipment, software, wiring, or other services or products, provided by persons other than Bell Atlantic that are ordered, activated or used by Reseller, Reseller Customers or other persons, through, by means of, or in association with, Bell Atlantic Services provided by Bell Atlantic to Reseller.

       30.4 Without in any way limiting Reseller's obligations under Section 30.1, Section 30.2 and Section 30.3, Reseller shall pay, or collect and remit to Bell Atlantic, without discount, all Subscriber Line Charges, Federal Line Cost Charges, end user common line charges, carrier selection and change charges (PIC change charge), and the Presubscribed Interexchange Carrier Charge applicable to Reseller Customers who have not presubscribed to an interexchange carrier for long distance services, associated with Bell Atlantic Services provided by Bell Atlantic to Reseller.

       30.5 Upon request by Reseller, Bell Atlantic will provide for use on resold Bell Atlantic Retail Telecommunications Service dial tone lines purchased by Reseller such Bell Atlantic Retail Telecommunications Service call blocking services as Bell Atlantic provides to Bell Atlantic's own end user retail Customers, where and to the extent Bell Atlantic provides such Bell Atlantic Retail Telecommunications Service call blocking services to Bell Atlantic's own end user retail Customers.

31.    SECTION HEADINGS

                The section headings in the Principal Document are for convenience only and are not intended to affect the meaning or interpretation of the Principal Document.

32.    SERVICES NOT COVERED BY THIS AGREEMENT

       32.1 This Agreement applies only to Bell Atlantic Services (as the term "Bell Atlantic Service" is defined in Section 1.1.6) provided, or to be provided, by Bell Atlantic to Reseller, as specified in Section 3. Any Telecommunications Services, facilities, equipment, software, wiring, or other services or products (including, but not limited to, Telecommunications Services, facilities, equipment, software, wiring, or other services or products, interconnected or used with Bell Atlantic Services provided, or to be provided, by Bell Atlantic to Reseller) provided, or to be provided, by Bell Atlantic to Reseller, which are not subscribed to by Reseller under this Agreement, must be subscribed to by Reseller separately, pursuant to other written agreements (including, but not limited to, applicable Bell Atlantic Tariffs). Reseller shall use and pay for any Telecommunications Services, facilities, equipment, software, wiring, or other services or products, provided, or to be provided, by Bell Atlantic to Reseller, which are not subscribed to by Reseller under this Agreement, in accordance with such other written agreements (including, but not limited to, applicable Bell Atlantic Tariffs).

       32.2 Without in any way limiting Section 32.1 and without attempting to list all Bell Atlantic products and services that are not subject to this Agreement, the Parties agree that this Agreement does not apply to the purchase by Reseller of the following Bell Atlantic services and products: except as expressly stated in the Principal Document, exchange access services as defined in Section 3(16) of the Act, 47 U.S.C. Section 153(16) (including, but not limited to, primary interLATA toll carrier and primary intraLATA toll carrier choice or change); Bell Atlantic Answer Call, Bell Atlantic Answer Call Plus, Bell Atlantic Home Voice Mail, Bell Atlantic Home Voice Mail Plus, Bell Atlantic Voice Mail, Bell Atlantic Basic Mailbox, Bell Atlantic OptiMail Service, and other voice mail, fax mail, voice messaging, and fax messaging, services; Bell Atlantic Optional Wire Maintenance Plan; Bell Atlantic Guardian Enhanced Maintenance Service; Bell Atlantic Sentry I Enhanced Maintenance Service; Bell Atlantic Sentry II Enhanced Maintenance Service; Bell Atlantic Sentry III Enhanced Maintenance Service; Bell Atlantic Call 54 Service; Bell Atlantic Public Telephone Service; customer premises equipment; Bell Atlantic telephone directory listings offered under agreements or arrangements other than Bell Atlantic Tariffs filed with the Commission; and, Bell Atlantic telephone directory advertisements.

       32.3 Without in any way limiting Section 32.1, the Parties also agree that this Agreement does not apply to the installation, inspection, maintenance, repair, removal, or use of any facilities, equipment, software, or wiring, located on Reseller's side of the Network Rate Demarcation Point applicable to Reseller and does not grant to Reseller or Reseller Customers a right to installation, inspection, maintenance, repair, or removal, by Bell Atlantic, or use, by Reseller or Reseller Customers, of any such facilities, equipment, software, or wiring.

       32.4 Without in any way limiting Section 32.1, the Parties agree that this Agreement does not apply to the purchase by Reseller of Audiotex Services (including, but not limited to, Dial-It, 976, 915 and 556 services) for resale to Audiotex Service providers or other information service providers. Bell Atlantic shall have the right (but not the obligation) to block calls made to Audiotex Service numbers (including, but not limited to, Dial-It numbers and 976, 915 and 556 numbers) through Bell Atlantic Services purchased by Reseller under this Agreement. Notwithstanding the foregoing, Reseller shall pay, without discount, any charges for Audiotex Services (including, but not limited to, Dial-It, 976, 915 and 556 services) that are ordered, activated or used by Reseller, Reseller Customers or other persons, through, by means of, or in association with, Bell Atlantic Services provided by Bell Atlantic to Reseller.

       32.5 Nothing contained within this Agreement shall obligate Bell Atlantic to provide any service or product which is not a Bell Atlantic Service (including, but not limited to, the services listed in Sections 32.2, 32.3 and 32.4, above) to Reseller.

       32.6 Nothing contained within this Agreement shall obligate Bell Atlantic to provide a Bell Atlantic Service or any other service or product to a Reseller Customer. Without in any way limiting the foregoing, except as otherwise required by Applicable Law, Bell Atlantic reserves the right to terminate provision of services and products (including, but not limited to, Telecommunications Services and the services listed in Sections 32.2 and 32.3, above) to any person who ceases to purchase Bell Atlantic Retail Telecommunications Service dial tone line service from Bell Atlantic.

       32.7 Nothing contained in this Section 32 shall in any way exclude or limit Reseller's obligations and liabilities under Section 30, including, but not limited to Reseller's obligations and liabilities to pay charges for services and products as required by Section 30.

33.    SERVICE QUALITY

                Bell Atlantic Services provided by Bell Atlantic to Reseller under this Agreement shall comply with the quality requirements for such Bell Atlantic Services specified by Applicable Law (including, but not limited to, any applicable provisions of 47 CFR Sections 51.311 and 51.603(b)).

34.    SINGLE POINT OF CONTACT

       34.1 Reseller shall be the single point of contact for Reseller Customers and other persons with regard to Telecommunications Services and other services and products which they wish to purchase from Reseller or which they have purchased from Reseller. Communications by Reseller Customers and other persons with regard to Telecommunications Services and other services and products which they wish to purchase from Reseller or which they have purchased from Reseller, shall be made to Reseller, and not to Bell Atlantic. Reseller shall instruct Reseller Customers and other persons that such communications shall be directed to Reseller.

       34.2 Without in any way limiting Section 34.1, requests by Reseller Customers for information about or provision of Telecommunications Services which they wish to purchase from Reseller, requests by Reseller Customers to change, terminate, or obtain information about, assistance in using, or repair or maintenance of, Telecommunications Services which they have purchased from Reseller, and inquiries by Reseller Customers concerning Reseller's bills, charges for Reseller's Telecommunications Services, and, if the Reseller Customers receive dial tone line service from Reseller, annoyance calls, shall be made by the Reseller Customers to Reseller, and not to Bell Atlantic.

       34.3 Reseller shall establish telephone numbers and mailing addresses at which Reseller Customers and other persons may communicate with Reseller and shall advise Reseller Customers and other persons who may wish to communicate with Reseller of these telephone numbers and mailing addresses.

35.    SURVIVAL

                The liabilities and obligations of a Party for acts or omissions of the Party prior to the termination, cancellation or expiration of this Agreement, the rights, liabilities and obligations of a Party under any provision of this Agreement regarding indemnification or defense, Customer Information, confidential information, or limitation or exclusion of liability, the rights of Bell Atlantic and the liabilities and obligations of Reseller under Section 18.1, and the rights, liabilities and obligations of a Party under any provision of this Agreement which by its terms is contemplated to survive (or be performed after) termination, cancellation or expiration of this Agreement, shall survive termination, cancellation or expiration of this Agreement.

36.    TAXES

       36.1 With respect to any purchase of Bell Atlantic Services under this Agreement, if any Federal, state or local government tax, fee, duty, surcharge (including, but not limited to any E911/911, telecommunications relay service, or universal service fund, surcharge), or other tax-like charge (a "Tax") is required or permitted by Applicable Law to be collected from Reseller by Bell Atlantic, then (a) to the extent required by Applicable Law, Bell Atlantic shall bill Reseller for such Tax, (b) Reseller shall timely remit such Tax to Bell Atlantic
       (including both Taxes billed by Bell Atlantic and Taxes Reseller is required by Applicable Law to remit without billing by Bell Atlantic), and (c) Bell Atlantic shall remit such collected Tax to the applicable taxing authority.

       36.2 With respect to any purchase of Bell Atlantic Services under this Agreement, if any Tax is imposed by Applicable Law on the receipts of Bell Atlantic, which Applicable Law permits Bell Atlantic to exclude certain receipts received from sales of Bell Atlantic Services for resale by Reseller, such exclusion being based on the fact that Reseller is also subject to a Tax based upon receipts ("Receipts Tax"), then Reseller (a) shall provide Bell Atlantic with notice in writing in accordance with Section 36.7 of its intent to pay the Receipts Tax, and (b) shall timely pay the Receipts Tax to the applicable taxing authority.

       36.3 With respect to any purchase of Bell Atlantic Services under this Agreement, that are resold by Reseller to a Reseller Customer, if any Tax is imposed by Applicable Law on the Reseller Customer in connection with the Reseller Customer's purchase of the resold Bell Atlantic Services which Reseller is required to impose and/or collect from the Reseller Customer, then Reseller (a) shall impose and/or collect such Tax from the Reseller Customer, and (b) shall timely remit such Tax to the applicable taxing authority.

       36.4.1 If Bell Atlantic has not received an exemption certificate from Reseller and fails to bill Reseller for any Tax as required by Section 36.1, then, as between Bell Atlantic and Reseller, (a) Reseller shall remain liable for such unbilled Tax, and (b) Bell Atlantic shall be liable for any interest and/or penalty assessed on the unbilled Tax by the applicable taxing authority.

       36.4.2 If Reseller fails to remit any Tax to Bell Atlantic as required by Section 36. 1, then, as between Bell Atlantic and Reseller, Reseller shall be liable for such uncollected Tax and any interest and/or penalty assessed on the uncollected Tax by the applicable taxing authority.

       36.4.3 If Bell Atlantic does not collect a Tax because Reseller has provided Bell Atlantic with an exemption certificate which is later found to be inadequate by the applicable taxing authority, then, as between Bell Atlantic and Reseller, Reseller shall be liable for such uncollected Tax and any interest and/or penalty assessed on the uncollected Tax by the Applicable taxing authority.

       36.4.4 Except as provided in Section 36.4.5, if Reseller fails to pay the Receipts Tax as required by Section 36.2, then, as between Bell Atlantic and Reseller, (a) Bell Atlantic shall be liable for any Tax imposed on Bell Atlantic's receipts, (b) Reseller shall be liable for any interest and/or penalty imposed on Bell Atlantic with respect to the Tax on Bell Atlantic's receipts, and (c) Reseller shall be liable for any Tax imposed on Reseller's receipts and any interest and/or penalty assessed by the applicable taxing authority on Reseller with respect to the Tax on Reseller's receipts.

       36.4.5 If any discount or portion of a discount in price provided to Reseller under this Agreement (including, but not limited to a discount provided for in Exhibit II, Section 1.1) represents Tax savings to Bell Atlantic which it was anticipated Bell Atlantic would receive, because it was anticipated that receipts from sales of Bell Atlantic Services, that would otherwise be subject to a Tax on such receipts, could be excluded from such Tax under Applicable Law because the Bell Atlantic Services would be sold to

       Reseller for resale, and Bell Atlantic is, in fact, required by Applicable Law to pay such Tax on receipts from sales of Bell Atlantic Services to Reseller, then, as between Bell Atlantic and Reseller, (a) Reseller shall be liable for, and shall indemnify and hold harmless Bell Atlantic against (on an after-tax basis), any such Tax, and (b) Reseller shall be liable for, and shall indemnify and hold harmless Bell Atlantic against (on an after-tax basis), any interest and/or penalty assessed by the applicable taxing authority on either Reseller or Bell Atlantic with respect to the Tax on Bell Atlantic's receipts.

       36.4.6 If Reseller fails to impose and/or collect any Tax from Reseller Customers as required by Section 36.3, then, as between Bell Atlantic and Reseller, Reseller shall remain liable for such uncollected Tax and any interest and/or penalty assessed on such uncollected Tax by the applicable taxing authority.

       36.4.7 With respect to any Tax that Reseller has agreed to pay, is responsible for because Reseller received a discount in price on Bell Atlantic Services attributable to anticipated Tax savings by Bell Atlantic, or is required to impose on and/or collect from Reseller Customers, Reseller agrees to indemnify and hold Bell Atlantic harmless on an after-tax basis for any costs incurred by Bell Atlantic as a result of actions taken by the applicable taxing authority to recover the Tax from Bell Atlantic due to failure of Reseller to timely remit the Tax to Bell Atlantic, or timely pay, or collect and timely remit, the Tax to the taxing authority.

       36.5 If either Party is audited by a taxing authority, the other Party agrees to reasonably cooperate with the Party being audited in order to respond to any audit inquiries in a proper and timely manner so that the audit and/or any resulting controversy may be resolved expeditiously.

       36.6.1 If Applicable Law clearly exempts a purchase of Bell Atlantic Services under this Agreement from a Tax, and if such Applicable Law also provides an exemption procedure, such as an exemption certificate requirement, then, if Reseller complies with such procedure, Bell Atlantic shall not collect such Tax during the effective period of the exemption. Such exemption shall be effective upon receipt of the exemption certificate or affidavit in accordance with Section 36.7.

       36.6.2 If Applicable Law clearly exempts a purchase of Bell Atlantic Services under this Agreement from a Tax, but does not also provide an exemption procedure, then Bell Atlantic shall not collect such Tax if Reseller (a) furnishes Bell Atlantic with a letter signed by an officer of Reseller requesting an exemption and citing the provision in the Applicable Law which clearly allows such exemption, and (b) supplies Bell Atlantic with an indemnification agreement, reasonably acceptable to Bell Atlantic, which holds Bell Atlantic harmless on an after-tax basis with respect to forbearing to collect such Tax.

       36.7 All notices, affidavits, exemption certificates or other communications required or permitted to be given by either Party to the other under this Section 36, shall be made in writing and shall be sent by certified or registered mail, return receipt requested, or by a reputable private delivery service which provides a record of delivery, to the addressee stated in Section 23 at the address stated in Section 23 and to the following:

                 To Bell Atlantic:

                                            Tax Administration
                                            Bell Atlantic Corporation
                                            1095 Avenue of the Americas
                                            Room 3109
                                            New York, New York 10036

                  To Reseller:              Controller
                                            Essential.Com, Inc.
                                            3 Burlington Woods Drive
                                            Burlington, MA 01803
                                            TEL: (781) 229-9599
                                            Fax: (781) 229-9499

                Either Party may from time-to-time designate another address or addressee by giving notice in accordance with the terms of this Section 36.7.

                Any notice or other communication shall be deemed to be given when received.

37.    TELEPHONE EXCHANGE SERVICE PROVIDER SELECTION

       37.1 Without in any way limiting Reseller's obligations under Section 12, Reseller shall comply with Applicable Law with regard to end user selection of a Telephone Exchange Service provider. Until the Commission or the FCC adopts regulations and/or orders applicable to end user selection of a Telephone Exchange Service provider, Reseller shall apply the rules and procedures set forth in Section 64.1100 of the FCC
       Rules, 47 CFR Section 64.1100, to the process for end user selection of a Telephone Exchange Service provider (including, to end user selection of a Telephone Exchange Service provider that occurs during any telemarketing contact with an end user), and shall comply with such rules and procedures.

       37.2 By submitting to Bell Atlantic an Order to install, provide, change or terminate a Telecommunications Service, to select, change or reassign a telephone number, or to select, change or terminate an end user's Telephone Exchange Service provider, Reseller represents and warrants: (a) that Reseller has obtained authorization for such action from the applicable end user; and, (b) that if Applicable Law and/or this Agreement required such authorization to be obtained in a particular manner, Reseller obtained the authorization in the manner required by Applicable Law and this Agreement. Reseller shall upon request by Bell Atlantic provide proof of such authorization (including, a copy of any written authorization).

       37.3 If Reseller submits an Order to Bell Atlantic to install, provide, change or terminate a Telecommunications Service, to select, change or reassign a telephone number, or to select, change or terminate an end user's Telephone Exchange Service provider, and (a) when requested by Bell Atlantic to provide a written document signed by the end user stating the end user's Telephone Exchange Service provider selection, fails to provide such document to Bell Atlantic, or (b) has not obtained authorization for such installation, provision, selection, change, reassignment or termination, from the end user in the manner required by Applicable Law (or, in the absence of Applicable Law, in the manner required by the rules and procedures in 47 CFR Section 64.1100), Reseller shall be liable to Bell Atlantic for all charges that would be applicable to the end user for the initial installation, provision, selection, change, reassignment or termination, of the end user's Telecommunications Service, telephone number, and/or Telephone Exchange Service provider, and any charges for restoring the end user's Telecommunications Service, telephone number, and/or Telephone Exchange Service provider selection, to its end user authorized condition.

38.    TELEPHONE NUMBERS

       38.1 Reseller's use of telephone numbers shall be subject to Applicable Law (including, but not limited to, the rules of the FCC, the North American Numbering Council, and the North American Numbering Plan Administrator), the applicable provisions of this Agreement (including, but not limited to, this Section 38), and Bell Atlantic's practices and procedures for use and assignment of telephone numbers, as amended from time-to-time.

       38.2 Subject to Sections 38.1 and 38.3, if an end user who subscribes to a Bell Atlantic Retail Telecommunications Service dial tone line from either Reseller or Bell Atlantic changes the Telecommunications Carrier from whom the end user subscribes for such dial tone line (including a change from Bell Atlantic to Reseller, from Reseller to Bell Atlantic, or from Reseller to a Telecommunications Carrier other than Bell Atlantic), after such change, the end user may continue to use with the dial tone line the telephone numbers which were assigned to the dial tone line by Bell Atlantic immediately prior to the change.

       38.3 Bell Atlantic shall have the right to change the telephone numbers used by an end user if at any time: (a) the type or class of service subscribed to by the end user changes; (b) the end user requests service at a new location, that is not served by the Bell

       Atlantic switch and the Bell Atlantic rate center from which the end user previously had service; or, (c) continued use of the telephone numbers is not technically feasible.

       38.4 If service on a Bell Atlantic Retail Telecommunications Service dial tone line subscribed to by Reseller from Bell Atlantic under this Agreement is terminated, the telephone numbers associated with such dial tone line shall be available for reassignment by Bell Atlantic to any person to whom Bell Atlantic elects to assign the telephone numbers, including, but not limited to, Bell Atlantic, Bell Atlantic end user retail Customers, Reseller, or Telecommunications Carriers other than Bell Atlantic and Reseller.

39.    WARRANTIES

                EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, BELL ATLANTIC MAKES NO WARRANTIES WITH RESPECT TO BELL ATLANTIC SERVICES, WHETHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, IN FACT OR IN LAW. THE WARRANTIES SET FORTH IN THIS AGREEMENT ARE BELL ATLANTIC'S EXCLUSIVE WARRANTIES WITH RESPECT TO BELL ATLANTIC SERVICES AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, IN FACT OR IN LAW. BELL ATLANTIC DISCLAIMS ANY AND ALL OTHER WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WARRANTIES AGAINST INFRINGEMENT, AND WARRANTIES ARISING BY TRADE CUSTOM, TRADE USAGE, COURSE OF DEALING, OR OTHERWISE.

40.    PUBLICITY AND USE OF TRADEMARKS OR SERVICE MARKS

       40.1.1 Neither Party nor its subcontractors or agents will use the other Party's trademarks, service marks, logos or other proprietary trade dress in connection with the sale of products and services, or in any advertising, press releases, publicity matters or other promotional materials without such Party's prior written consent.

       40.1.2 Neither Party may imply any direct or indirect affiliation with or sponsorship or endorsement of its company, products and services by the other Party.

41.    AUTHORIZATION

       41.1.1 Bell Atlantic is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has full power and authority to execute and deliver this Agreement and to perform the obligations hereunder on behalf of Bell Atlantic.

       41.2 Essential.Com, Inc., a corporation, is duly organized, validly existing and in good standing under the laws of Delaware, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                IN WITNESS WHEREOF, intending to be legally bound, Reseller and Bell Atlantic have caused this Agreement to be executed by their respective authorized representatives.

ESSENTIAL.COM, INC.


BY:    /s/ Akhil Garland
       --------------------------------------------
       Signature
       Akhil Garland
       --------------------------------------------
       Name (Printed)
ITS:   CEO
       --------------------------------------------
       Title


BY:    /s/ Patrick Moran
       --------------------------------------------
       Signature
       Patrick Moran
       --------------------------------------------
       Name (Printed)
ITS:   Vice President-Operations
       --------------------------------------------
       Title


BY:    /s/ John A. Duffy
       --------------------------------------------
       Signature
       John Duffy
       --------------------------------------------
       Name (Printed)
ITS:   Vice President--Business Development
       --------------------------------------------
       Title



BELL ATLANTIC - VIRGINIA, INC.

BY:    /s/ Jeffrey A. Masoner
       --------------------------------------------
       Signature
       Jeffrey A. Masoner
       --------------------------------------------
       Name (Printed)
TITLE: Vice President -- Telecom Industry Services
       --------------------------------------------

                                    EXHIBIT I

                        BELL ATLANTIC ANCILLARY SERVICES

1.      BELL ATLANTIC OSS SERVICES

1.1     DEFINITIONS

        As used in the Principal Document, the terms listed below shall have the meanings stated below:

1.1.1 "Bell Atlantic Operations Support Systems" means Bell Atlantic systems for pre-ordering, ordering, provisioning, maintenance and repair, and billing.

1.1.2 "Bell Atlantic OSS Services" means access to Bell Atlantic Operations Support Systems functions. The term "Bell Atlantic OSS Services" includes, but is not limited to: (a) Bell Atlantic's provision of Reseller Usage Information to Reseller pursuant to Exhibit I, Section 1.3, below; and, (b) "Bell Atlantic OSS Information", as defined in
        Exhibit I, Section 1.1.4, below.

1.1.3 "Bell Atlantic OSS Facilities" means any gateways, interfaces, databases, facilities, equipment, software, or systems, used by Bell Atlantic to provide Bell Atlantic OSS Services to Reseller.

1.1.4 "Bell Atlantic OSS Information" means any information accessed by, or disclosed or provided to, Reseller through or as a part of Bell Atlantic OSS Services. The term "Bell Atlantic OSS Information" includes, but is not limited to: (a) any Customer Information related to a Bell Atlantic Customer or a Reseller Customer accessed by, or disclosed or provided to, Reseller through or as a part of Bell Atlantic OSS Services; and, (b) any Reseller Usage Information (as defined in Exhibit I, Section 1.1.5, below) accessed by, or disclosed or provided to, Reseller.

1.1.5 "Reseller Usage Information" means the usage information for a Bell Atlantic Retail Telecommunications Service purchased by Reseller under this Agreement that Bell Atlantic would record if Bell Atlantic was furnishing such Bell Atlantic Retail Telecommunications Service to a Bell Atlantic end-user retail Customer.

1.2     BELL ATLANTIC OSS SERVICES

1.2.1 Upon request by Reseller, Bell Atlantic shall provide to Reseller, pursuant to Section 251(c)(3) of the Act, 47 U.S.C. Section 251(c)(3), Bell Atlantic OSS Services.

1.2.2 Subject to the requirements of Applicable Law, Bell Atlantic Operations Support Systems, Bell Atlantic Operations Support Systems functions, Bell Atlantic OSS Facilities, Bell Atlantic OSS Information, and the Bell Atlantic OSS Services that will be offered by Bell Atlantic, shall be as determined by Bell Atlantic. To the extent required by Applicable Law and technically feasible, Bell Atlantic will offer to Reseller the Bell Atlantic OSS Services that Bell Atlantic offers, under agreements approved by the Commission pursuant to 47 U.S.C. Section 252, to other Telecommunications Carriers that are engaged in the resale of Bell Atlantic Retail Telecommunications Services pursuant to 47 U.S.C. Section 251(c)(4). Subject to the requirements of Applicable Law, Bell Atlantic shall have the right to change Bell Atlantic Operations Support Systems, Bell Atlantic Operations Support Systems functions, Bell Atlantic OSS Facilities, Bell Atlantic OSS Information, and the Bell Atlantic OSS Services, from time-to-time, without the consent of Reseller.

1.3     RESELLER USAGE INFORMATION

1.3.1 Upon request by Reseller, Bell Atlantic shall provide to Reseller, pursuant to Section 251(c)(3) of the Act, 47 U.S.C. Section 251(c)(3), Reseller Usage Information.

1.3.2 Reseller Usage Information will be available to Reseller through the following:

        (a)    Daily Usage File on Data Tape.

        (b)    Daily Usage File through Network Data Mover ("NDM").

        (c) Daily Usage File through Centralized Message Distribution System ("CMDS").

1.3.3.1 Reseller Usage Information will be provided in a Bellcore Exchange Message Records ("EMR") format.

1.3.3.2 Daily Usage File Data Tapes provided pursuant to Exhibit I, Section 1.3.2(a) will be issued each day, Monday through Friday, except holidays observed by Bell Atlantic.

1.3.4 Except as stated in this Exhibit I, Section 1.3, subject to the requirements of Applicable Law, the manner in which, and the frequency with which, Reseller Usage Information will be provided to Reseller shall be determined by Bell Atlantic.

1.4     PRICES

        The prices for Bell Atlantic OSS Services shall be as stated in
        Exhibit II, Section 2 following.

1.5      ACCESS TO AND USE OF BELL ATLANTIC OSS FACILITIES

1.5.1 Bell Atlantic OSS Facilities may be accessed and used by Reseller only to the extent necessary for Reseller's access to and use of Bell Atlantic OSS Services pursuant to this Agreement.

1.5.2 Bell Atlantic OSS Facilities may be accessed and used by Reseller only to provide Telecommunications Services to Reseller Customers.

1.5.3 Reseller shall restrict access to and use of Bell Atlantic OSS Facilities to Reseller. This Agreement does not grant to Reseller any right or license to grant sublicenses to other persons, or permission to other persons (except Reseller's employees, Agents and contractors, in accordance with Exhibit I, Section 1.5.7, below), to access or use Bell Atlantic OSS Facilities.

1.5.4 Reseller shall not (a) alter, modify or damage the Bell Atlantic OSS Facilities (including, but not limited to, Bell Atlantic software), (b) copy, remove, derive, reverse engineer, or decompile, software from the Bell Atlantic OSS Facilities, or (c) obtain access through Bell Atlantic OSS Facilities to Bell Atlantic databases, facilities, equipment, software, or systems, which are not offered for Reseller's use under this Agreement.

1.5.5 Reseller shall comply with all practices and procedures established by Bell Atlantic for access to and use of Bell Atlantic OSS Facilities (including, but not limited to, Bell Atlantic practices and procedures with regard to security and use of access and user identification codes).

 1.5.6 All practices and procedures for access to and use of Bell Atlantic OSS Facilities, and all access and user identification codes for Bell Atlantic OSS Facilities: (a) shall remain the property of Bell Atlantic; (b) shall be used by Reseller only in connection with Reseller's use of Bell Atlantic OSS Facilities permitted by this Agreement; (c) shall be treated by Reseller as Confidential Information of Bell Atlantic pursuant to Section 13; and, (d) shall be destroyed or returned by Reseller to Bell Atlantic upon the earlier of request by Bell Atlantic or the expiration or termination of this Agreement.

 1.5.7 Reseller's employees, Agents and contractors may access and use Bell Atlantic OSS Facilities only to the extent necessary for Reseller's access to and use of the Bell Atlantic OSS Facilities permitted by this Agreement. Any access to or use of Bell Atlantic OSS Facilities by Reseller's employees, Agents, or contractors, shall be subject to the provisions of this Agreement, including, but not limited to,
          Section 13, Exhibit I, Section 1.5.6, and Exhibit I, Section 1.6.3.3.

1.6      BELL ATLANTIC OSS INFORMATION

1.6.1 Subject to the provisions of this Agreement and Applicable Law, Bell Atlantic grants to Reseller a non-exclusive license to use Bell Atlantic OSS Information.

1.6.2 All Bell Atlantic OSS Information shall at all times remain the property of Bell Atlantic. Except as expressly stated in this Agreement, Reseller shall acquire no rights in or to any Bell Atlantic OSS Information.

1.6.3.1 The provisions of this Exhibit 1, Section 1.6.3 apply to all Bell Atlantic OSS Information, except (a) Reseller Usage Information, (b) CPNI of Reseller, and (c) CPNI of a Bell Atlantic Customer or a Reseller Customer, to the extent the Customer has authorized Reseller to use the Customer Information.

1.6.3.2 Bell Atlantic OSS Information may be accessed and used by Reseller only to provide Telecommunications Services to Reseller Customers.

1.6.3.3 Reseller shall treat Bell Atlantic OSS Information that is designated by Bell Atlantic, through written or electronic notice (including, but not limited to, through the Bell Atlantic OSS Services), as "Confidential" or "Proprietary" as Confidential Information of Bell Atlantic pursuant to Section 13.

1.6.3.4 Except as expressly stated in this Agreement, this Agreement does not grant to Reseller any right or license to grant sublicenses to other persons, or permission to other persons (except Reseller's employees, Agents or contractors, in accordance with Exhibit I, Section 1.6.3.5), to access, use or disclose Bell Atlantic OSS Information.

1.6.3.5 Reseller's employees, Agents and contractors may access, use and disclose Bell Atlantic OSS Information only to the extent necessary for Reseller's access to, and use and disclosure of, Bell Atlantic OSS Information permitted by this Agreement. Any access to, or use or disclosure of, Bell Atlantic OSS Information by Reseller's employees, Agents or contractors, shall be subject to the provisions of this Agreement, including, but not limited to, Section 13 and Exhibit I,
         Section 1.6.3.3.

1.6.3.6 Reseller's license to use Bell Atlantic OSS Information shall expire upon the earliest of (a) the time when the Bell Atlantic OSS Information is no longer needed by Reseller to provide
         Telecommunications Services to Reseller Customers; (b) termination of the license in accordance with this Agreement; or (c) expiration or termination of this Agreement.

1.6.3.7 All Bell Atlantic OSS Information received by Reseller shall be destroyed or returned by Reseller to Bell Atlantic, upon expiration, suspension or termination of the license to use such Bell Atlantic OSS Information.

1.6.4 Unless sooner terminated or suspended in accordance with this Agreement (including, but not limited to, Section 17.1 and Exhibit I, Section 1.7.1), Reseller's access to Bell Atlantic OSS Information through
         Bell Atlantic OSS Services shall terminate upon the expiration or termination of this Agreement.

1.6.5.1 Without in any way limiting Section 16.3, Bell Atlantic shall have the right (but not the obligation) to audit Reseller to ascertain whether Reseller is complying with the requirements of Applicable Law and this Agreement, with regard to Reseller's access to, and use and disclosure of, Bell Atlantic OSS Information.

1.6.5.2  Without in any way limiting Section 16.3, Section 16.4, or Exhibit I,
         Section 1.6.5.1, Bell Atlantic shall have the right (but not the obligation) to monitor Reseller's access to and use of Bell Atlantic OSS Information which is made available by Bell Atlantic to Reseller pursuant to this Agreement, to ascertain whether Reseller is complying with the requirements of Applicable Law and this Agreement, with regard to Reseller's access to, and use and disclosure of, such Bell Atlantic OSS Information. The foregoing right shall include, but not be limited to, the right (but not the obligation) to electronically monitor Reseller's access to and use of Bell Atlantic OSS Information which is made available by Bell Atlantic to Reseller through Bell Atlantic OSS Facilities.

1.6.5.3  Information obtained by Bell Atlantic pursuant to this Exhibit I,
         Section 1.6.5 shall be treated by Bell Atlantic as Confidential Information of Reseller pursuant to Section 13; provided that, Bell Atlantic shall have the right (but not the obligation) to use and disclose information obtained by Bell Atlantic pursuant to this Exhibit I, Section 1.6.5 to enforce Applicable Law and/or Bell Atlantic's rights under this Agreement.

1.6.6 Reseller acknowledges that the Bell Atlantic OSS Information, by its nature, is updated and corrected on a continuous basis by Bell Atlantic, and therefore that Bell Atlantic OSS Information is subject to change from time to time.

1.7      LIABILITIES AND REMEDIES

1.7.1 Any breach by Reseller, or Reseller's employees, Agents or contractors, of the provisions of Exhibit I, Section 1.5 or Exhibit I,
         Section 1.6, shall be deemed a material breach of a material provision of this Agreement by Reseller under Section 17.1 of this Agreement. In addition, if Reseller or an employee, Agent or contractor of Reseller at any time breaches a provision of Exhibit I,
         Section 1.5 or Exhibit I, Section 1.6, and such breach continues for more than ten (10) days after written notice thereof from Bell Atlantic, then, except as otherwise required by Applicable Law, Bell Atlantic shall have the right, upon notice to Reseller, to suspend the license to use Bell Atlantic OSS Information granted by Exhibit I,
         Section 1.6.1 and/or the provision of Bell Atlantic OSS Services, in whole or in part.

1.7.2 Reseller agrees that Bell Atlantic would be irreparably injured by a breach of Exhibit I, Section 1.5 or Exhibit I, Section 1.6 by Reseller or the employees, Agents or contractors of Reseller, and that Bell Atlantic shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any breach of Exhibit I,
       Section 1.5 or Exhibit I, Section 1.6 by Reseller or the employees, Agents or contractors of Reseller. Such remedies shall not be deemed to be the exclusive remedies for a breach of Exhibit I, Section 1.5 or
       Exhibit I, Section 1.6, but shall be in addition to any other remedies available under this Agreement or at law or in equity.

1.8    RELATION TO APPLICABLE LAW

       The provisions of Exhibit 1, Sections 1.5, 1.6 and 1.7 shall be in addition to and not in derogation of any provisions of Applicable Law, including, but not limited to, 47 U.S.C. Section 222 and the FCC rules in 47 CFR Section 64.2001 - Section 64.2009, and are not intended to constitute a waiver by Bell Atlantic of any right with regard to protection of the confidentiality of the information of Bell Atlantic or Bell Atlantic Customers provided by Applicable Law.

1.9    COOPERATION

       Reseller, at Reseller's expense, shall reasonably cooperate with Bell Atlantic in using Bell Atlantic OSS Services. Such cooperation shall include, but not be limited to, the following:

1.9.1 Upon request by Bell Atlantic, Reseller shall by no later than the fifteenth (15th) day of each calendar month submit to Bell Atlantic reasonable, good faith estimates (by central office or other Bell Atlantic office or geographic area designated by Bell Atlantic) of the volume of each Bell Atlantic Retail Telecommunications Service for which Reseller anticipates submitting Orders in each week of the next calendar month.

1.9.2 Upon request by Bell Atlantic, Reseller shall submit to Bell Atlantic reasonable, good faith estimates of other types of transactions or use of Bell Atlantic OSS Services that Reseller anticipates.

1.9.3 Reseller shall reasonably cooperate with Bell Atlantic in submitting Orders for Bell Atlantic Retail Telecommunications Services and otherwise using the Bell Atlantic OSS Services, in order to avoid exceeding the capacity or capabilities of such Bell Atlantic OSS Services.

1.9.4 Reseller shall participate in cooperative testing of Bell Atlantic OSS Services and shall provide assistance to Bell Atlantic in identifying and correcting mistakes, omissions, interruptions, delays, errors, defects, faults, failures, or other deficiencies, in Bell Atlantic OSS Services.

1.10     Bell Atlantic Access to Information Related to Reseller CUSTOMERS

1.10.1 Bell Atlantic shall have the right to access, use and disclose information related to Reseller Customers that is in Bell Atlantic's possession (including, but not limited to, in Bell Atlantic OSS Facilities) to the extent such access, use and/or disclosure has been authorized by the Reseller Customer in the manner required by Applicable Law.

1.10.2 Upon request by Bell Atlantic, Reseller shall negotiate in good faith and enter into a contract with Bell Atlantic, pursuant to which Bell Atlantic may obtain access to Reseller's operations support systems (including, systems for pre-ordering, ordering, provisioning, maintenance and repair, and billing) and information contained in such systems, to permit Bell Atlantic to obtain information related to Reseller Customers (as authorized by the applicable Reseller Customer), to permit Customers to transfer service from one Telecommunications Carrier to another, and for such other purposes as may be permitted by Applicable Law.

2.       E911/911 SERVICES

2.1 Where and to the extent that Bell Atlantic provides E911/911 call routing to a Public Safety Answering Point ("PSAP") to Bell Atlantic's own end user retail Customers, Bell Atlantic will provide to Reseller, for resold Bell Atlantic Retail Telecommunications Service dial tone lines, E911/911 call routing to the appropriate PSAP. Bell Atlantic will provide Reseller Customer information for resold Bell Atlantic Retail Telecommunications Service dial tone lines to the PSAP as that information is provided to Bell Atlantic by Reseller where and to the same extent that Bell Atlantic provides Bell Atlantic end user retail Customer information to the PSAP. Bell Atlantic will update and maintain, on the same schedule that Bell Atlantic uses with Bell Atlantic's own end user retail Customers, for Reseller Customers served by resold Bell Atlantic Retail Telecommunications Service dial tone lines, the Reseller Customer information in Bell Atlantic's E911/911 databases.

2.2 Reseller shall provide to Bell Atlantic the name, telephone number and address, of all Reseller Customers, and such other information as may be requested by Bell Atlantic, for inclusion in E911/911 databases. Any change in Reseller Customer name, address or telephone number information (including addition or deletion of a Reseller Customer, or a change in Reseller Customer name, telephone number or address), or in other E911/911 information supplied by Reseller to Bell Atlantic, shall be reported to Bell Atlantic by Reseller within one (1) day after the change.

2.3 To the extent that it is necessary (whether as a requirement of Applicable Law or otherwise) for Reseller to enter into any agreements or other arrangements with governmental entities (or governmental entity contractors) related to E911/911 in order for Reseller to provide Telecommunications Services, Reseller shall at Reseller's expense enter into such agreements and arrangements.

3.       ROUTING TO DIRECTORY ASSISTANCE AND OPERATOR SERVICES

3.1 Upon request by Reseller, to the extent technically feasible, Bell Atlantic will provide to Reseller the capability of rerouting to Reseller's platforms directory assistance traffic (411 and 555-1212 calls) from Reseller Customers served by resold Bell Atlantic Retail Telecommunications Service dial tone line service and operator services traffic (0+ and 0- intraLATA calls) from Reseller Customers served by resold Bell Atlantic Retail Telecommunications Service dial tone line service.

3.2      A request for the rerouting service described in Exhibit I, Section
         4.1 must be made by Reseller (a) on a Bell Atlantic switch-by-Bell Atlantic switch basis, and (b) at least ninety (90) days in advance of the date that the rerouting capability is to be made available in an applicable Bell Atlantic switch.

3.3      The prices for the rerouting service described in Exhibit I, Section
         4.1 shall be as stated in Exhibit II, Section 2.

4.       LIDB/BVS

4.1 Upon request by Reseller, Bell Atlantic will maintain information (including calling card numbers and collect and bill to third party billing restriction notation) for Reseller Customers who subscribe to resold Bell Atlantic Retail Telecommunications Service dial tone line service, in Bell Atlantic's Line Information Database ("LIDB"), where and to the same extent that Bell Atlantic maintains information in Bell Atlantic's LIDB for Bell Atlantic's own end-user retail Customers.

4.2 If an end-user terminates Bell Atlantic Retail Telecommunications Service dial tone line service provided to the end-user by Bell Atlantic and, in place thereof, subscribes to Reseller for resold Bell Atlantic Retail Telecommunications Service dial tone line service, Bell Atlantic will remove from Bell Atlantic's LIDB any Bell Atlantic assigned telephone line calling card number (including area code) ("TLN") and Personal Identification Number ("PIN") associated with the terminated Bell Atlantic Retail Telecommunications Service dial tone line service. The Bell Atlantic-assigned TLN and PIN will be removed from Bell Atlantic's LIDB within twenty-four (24) hours after Bell Atlantic terminates the Bell Atlantic Retail Telecommunications Service dial tone line service with which the number was associated. Reseller may issue a new telephone calling card to such end-user, utilizing the same TLN, and the same or a different PIN. Upon request by Reseller, Bell Atlantic will enter such TLN and PIN in Bell Atlantic's LIDB for calling card validation purposes.

4.3 Reseller information which is stored in Bell Atlantic's LIDB will be subject, to the same extent as Bell Atlantic information stored in Bell Atlantic's LIDB, to access and use by, and disclosure to, those persons (including, but not limited to, Bell Atlantic) to whom Bell Atlantic allows access to information which is stored in Bell Atlantic's LIDB. Reseller hereby grants to Bell Atlantic and the persons to whom Bell Atlantic allows access to information which is stored in Bell Atlantic's LIDB, a royalty free license for such access, use and disclosure.

4.4 Reseller shall obtain contractual agreements with each of the persons authorized to have access to Bell Atlantic's LIDB, under which Reseller will bill Reseller Customers for calling card, third party, collect and other calls validated by such persons through Bell Atlantic's LIDB.

4.5 Reseller warrants that the information provided by Reseller for inclusion in Bell Atlantic's LIDB will at all times be current, accurate and appropriate for use for billing validation services.

4.6 Upon request by Reseller, Bell Atlantic will provide to Reseller Bell Atlantic Billing Validation Service, in accordance with Bell Atlantic's Tariffs, for use by Reseller in connection with Bell Atlantic Retail Telecommunications Services purchased and provided by Reseller pursuant to this Agreement.

4.7 Information in Bell Atlantic's LIDB provided to Reseller shall be treated by Reseller as Confidential Information of Bell Atlantic pursuant to Section 13.

4.8 The prices for the services described in this Exhibit I, Section 5 shall be as stated in Exhibit II, Section 2.

                                   EXHIBIT II

                        PRICES FOR BELL ATLANTIC SERVICES

1.       BELL ATLANTIC RETAIL TELECOMMUNICATIONS SERVICES

1.1      PRICES

         The prices for Bell Atlantic Retail Telecommunications Services shall be the Retail Prices stated in Bell Atlantic's Tariffs for such Bell Atlantic Retail Telecommunications Services, less: (a) the applicable discount stated in Bell Atlantic's Tariffs for Bell Atlantic Retail Telecommunications Services purchased for resale pursuant to 47 U.S.C. Section 251(c)(4); or, (b) in the absence of an applicable Bell Atlantic Tariff discount for Bell Atlantic
Retail Telecommunications Services purchased for resale pursuant to 47 U.S.C.
Section 251(c)(4), the applicable discount stated in Exhibit II, Attachment 1.

1.2      INAPPLICABILITY OF DISCOUNTS

         The discounts provided for in Exhibit II, Section 1.1, shall not be applied to:

1.2.1    Retail Prices that are in effect for no more than ninety (90) days;

1.2.2 Charges for services and products provided by Bell Atlantic that are not Bell Atlantic Retail Telecommunications Services, including, but not limited to, Bell Atlantic Ancillary Services, and exchange access services as defined in
Section 3(16) of the Act, 47 U.S.C. Section 153(16);

1.2.3 Subscriber Line Charges, Federal Line Cost Charges, end user common line charges, carrier selection and change charges, and Audiotex Service charges, and to the extent applicable, the Presubscribed Interexchange Carrier Charge applicable to Reseller Customers who have not presubscribed to an interexchange carrier for long distance services; and,

1.2.4 Any service or charge which the Commission, the FCC, or other governmental entity of appropriate jurisdiction, determines is not subject to a wholesale rate discount under 47 U.S.C. Section 251(c)(4).

1.3    DISCOUNT CHANGES

1.3.1  Bell Atlantic shall change the discounts provided for in Exhibit II,
       Section 1.1, above, from time-to-time, to the extent such change is required by Applicable Law, including, but not limited to, by regulation or order of the Commission, the FCC, or other governmental entity of appropriate jurisdiction.

1.3.2 Bell Atlantic shall have the right to change the discounts provided for in Exhibit II, Section 1.1, above, from time-to-time, to the extent such change is required, approved or permitted by Applicable Law, including, but not limited to, by regulation or order of the Commission, the FCC, or other governmental entity of appropriate jurisdiction.

1.4 Offers of Merchandise and Services which are not Bell Atlantic Retail Telecommunications Services

         Reseller shall not be eligible to participate in any Bell Atlantic plan or program under which Bell Atlantic end user retail Customers may obtain products or merchandise, or services which are not Bell Atlantic Retail Telecommunications Services, in return for trying, agreeing to purchase, purchasing, or using, Bell Atlantic Retail Telecommunications Services.

2.       BELL ATLANTIC ANCILLARY SERVICES

2.1      PRICES

2.1.1 The prices for Bell Atlantic Ancillary Services shall be as stated: (a) in Bell Atlantic's Tariffs; or, (b) in the absence of an applicable Bell Atlantic Tariff price, in Exhibit II, Attachment 1.

2.1.2 If Bell Atlantic at any time offers a Bell Atlantic Ancillary Service the prices for which are not stated in Bell Atlantic's Tariffs or Exhibit II, Attachment 1, Bell Atlantic shall have the right to revise Exhibit II, Attachment 1, to add the prices to Exhibit II, Attachment 1.

2.2      PRICE CHANGES

2.2.1 Bell Atlantic shall change the prices for Bell Atlantic Ancillary Services, from time-to-time, to the extent such change is required by Applicable Law, including, but not limited to, by regulation or order of the Commission, the FCC, or other governmental entity of appropriate jurisdiction.

2.2.2 Bell Atlantic shall have the right to change the prices for Bell Atlantic Ancillary Services, from time-to-time, to the extent such change is required, approved or permitted by Applicable Law, including, but not limited to, by regulation or order of the Commission, the FCC, or other governmental entity of appropriate jurisdiction.

2.2.3 Except as otherwise required by Applicable Law, Bell Atlantic shall give Reseller thirty (30) days advance written notice of any increase in the prices stated in Exhibit II, Attachment 1 for Bell Atlantic Ancillary Services.

                                                                    ATTACHMENT 1
                                                                   TO EXHIBIT II

                         BELL ATLANTIC - VIRGINIA, INC.

                     DETAILED SCHEDULE OF ITEMIZED CHARGES(1)

I. WHOLESALE DISCOUNT FOR RESALE OF BELL ATLANTIC RETAIL TELECOMMUNICATIONS SERVICES


     Resale of Bell Atlantic Retail                21.3% or discount rate as established by
     Telecommunications Services if RESELLER       Commission Order.
     provides its own Operator Services.

     Resale of Bell Atlantic Retail                18.5% or discount rate as established by
     Telecommunications Services if RESELLER       Commission Order.
     uses Bell Atlantic Operator Services.


---------------------------
(1) All rates and charges set forth in this Exhibit II, Attachment 1 are subject to change from time-to-time as provided in this Agreement, including, but not limited to, in Section 2.3 and Exhibit II of this Agreement. The rates and charges set forth in this Exhibit II, Attachment 1 shall apply until such time as they are replaced by new rates as may be approved or allowed into effect by the Commission from time to time, subject to a stay or other order issued by any court of competent jurisdiction. At such time(s) as such new rates have been approved or allowed into effect by the Commission, the Parties shall amend this
Exhibit II, Attachment 1 to reflect the new approved rates.

         Except for citations to generally available services and rates offered under Bell Atlantic's Tariffs, all services and rates listed in this Exhibit II, Attachment 1 are available to Reseller only in connection with the purchase and resale of Bell Atlantic Retail Telecommunications Services by Reseller under this Agreement. Adherence to this limitation shall be subject to reasonable audit by Bell Atlantic.

         The rates set forth in Sections II through IV of this Exhibit II, Attachment 1, are in addition to, and not in lieu of, any other rates set forth in this Agreement.

         In addition to charges for Bell Atlantic Services, Reseller shall pay, or collect and remit, applicable taxes and surcharges (including, but not limited to, E911/911, telecommunications relay service, and universal service fund, surcharges), as required by Applicable Law and this Agreement.


SERVICE OR ELEMENT DESCRIPTION:                        RECURRING CHARGES:           NON-RECURRING
-------------------------------                        ------------------           CHARGE:
                                                                                    ------------
II. ACCESS TO OPERATION SUPPORT SYSTEMS
    A. Pre-Ordering                                    $.24/Query                   Not Applicable
    B. Ordering                                        $3.83/Transaction            Not Applicable
    C. Provisioning                                    Included in Ordering         Not Applicable
    D. Maintenance & Repair                            $1.16/Trouble Ticket         Not Applicable
    E. Billing
       1. CD-ROM                                       $245.05/CD-ROM/              Not Applicable
                                                       Month

       2. Daily Usage File
          a) Existing Message Recording                $.000246/Message             Not Applicable
          b) Delivery of DUF
             Data Tape                                 $20.05/Tape                  Not Applicable
             Network Data Mover                        $.000093/Message             Not Applicable
             CMDS                                      $.000093/Message             Not Applicable
          c) DUF Transport
             Communication Ports
               9.6 kb Communications Port              $116.83/Month                Not Applicable
               56 kb Communications Port               $483.91/Month                Not Applicable
               256 kb Communications Port              $804.90/Month                Not Applicable
               TI Communications Port                  $2,872.12/Month              Not Applicable
             Port Maintenance
               9.6 kb Communications Port              $10.17/Month                 Not Applicable
               56 kb Communications Port               $28.08/Month                 Not Applicable
               256 kb Communications Port              $28.08/Month                 Not Applicable
               TI Communications Port                  $356.61/Month                Not Applicable
             Line Installation                         Not Applicable               $64.96/Programming
                                                                                    Hour/Port
             Port Set-up                               Not Applicable               $10.43/Port
             Network Control Programming               Not Applicable               $64.96/Programming
             Coding                                                                 Hour/Port


SERVICE OR ELEMENT DESCRIPTION:                        RECURRING CHARGES:           NON-RECURRING
-------------------------------                        ------------------           CHARGE:
                                                                                    -------------
III. DIRECTORY ASSISTANCE/OPERATOR SERVICES
ROUTING
   To RESELLER Platform                                $.12085/Line/Month           Not Applicable
   To BA Platform for Re-Branding                      $.06043/Call                 Not Applicable

IV. LIDB INTERCONNECTION/BILLING VALIDATION
SERVICE

    LIDB Point Codes                                   Not Applicable               $/80.93 Point Code
    Calling Card                                       $.0153/Query                 Not Applicable
    Billed Number Screening                            $.0153/Query                 Not Applicable
    Storage of RESELLER's Data in LIDB                 Not Applicable               $1,381.66/Service
                                                                                    Establishment/
                                                                                    Request

                            APPENDIX 1, ATTACHMENT 21

                 QUALIFIED BUSINESS LINES FOR VOLUME COMMITMENT
                                    VIRGINIA

----------------------------------------------------------------------------------------------------------------------------
ACCESS LINES
----------------------------------------------------------------------------------------------------------------------------
Message Business Service                                                   1MB          ALS          1BJ         ALJ
----------------------------------------------------------------------------------------------------------------------------
Measured Business Service                                                  LMB          ALM
----------------------------------------------------------------------------------------------------------------------------
Flat Rate                                                                  1FB          AFK          BUA         ALV
----------------------------------------------------------------------------------------------------------------------------
Direct Inward Dial Trunks                                                  NDT          NDZ          NDJ
----------------------------------------------------------------------------------------------------------------------------
PBX Trunks Message                                                         TMB          THM
----------------------------------------------------------------------------------------------------------------------------
PBX Trunks Measured                                                        TV1
----------------------------------------------------------------------------------------------------------------------------
PBX Flat                                                                   TFB          TZF
----------------------------------------------------------------------------------------------------------------------------
PBX Digital trunks                                                         D7Z          D7W
----------------------------------------------------------------------------------------------------------------------------
                    CENTREX:**
----------------------------------------------------------------------------------------------------------------------------
**EXCLUDES:
1. Centrex systems priced under a special contract (ICB, FPO, LSO, Custom Pricing)
2. Centrex systems which serve multiple end user customers
----------------------------------------------------------------------------------------------------------------------------
                CENTREX - CUSTOPAK / CLASS OF SERVICE
----------------------------------------------------------------------------------------------------------------------------
Message                                                                   CGC+X        CHC+X
----------------------------------------------------------------------------------------------------------------------------
Measured                                                                  CEC+X
----------------------------------------------------------------------------------------------------------------------------
Flat                                                                      CJE+X        CJC+X
----------------------------------------------------------------------------------------------------------------------------
                           CUSTOPAK LINES
----------------------------------------------------------------------------------------------------------------------------
Unrestricted                                                               R3G
----------------------------------------------------------------------------------------------------------------------------
Restricted                                                                 R3K
----------------------------------------------------------------------------------------------------------------------------
Primary Off Prem                                                           RX3
----------------------------------------------------------------------------------------------------------------------------
             CENTREX - CUSTOFLEX 2100 / CLASS OF SERVICE
----------------------------------------------------------------------------------------------------------------------------
Message                                                                   KGK+X        KHK+X
----------------------------------------------------------------------------------------------------------------------------
Measured                                                                  KEK+X        KHK+X
----------------------------------------------------------------------------------------------------------------------------
Flat                                                                      KJE+X
----------------------------------------------------------------------------------------------------------------------------
                        CUSTOFLEX 2100 LINES
----------------------------------------------------------------------------------------------------------------------------
Unrestricted                                                               R4N
----------------------------------------------------------------------------------------------------------------------------
Restricted                                                                 RHK
----------------------------------------------------------------------------------------------------------------------------
Primary Off Prem                                                           RX3
----------------------------------------------------------------------------------------------------------------------------
ISDN - Unrestricted                                                        XQA
----------------------------------------------------------------------------------------------------------------------------
ISDN - Restricted                                                          XQK
---------------------------------------------------------------------------------------------------------------------------

                            APPENDIX 1, ATTACHMENT 22

                 PRODUCT AND SERVICES ELIGIBLE FOR VTD DISCOUNT
                                    VIRGINIA

----------------------------------------------------------------------------------------------------------------------------
ACCESS LINES
----------------------------------------------------------------------------------------------------------------------------
Message Business Service                                                1MB           ALS      1BJ           ALJ
----------------------------------------------------------------------------------------------------------------------------
Measured Business Service                                               LMB           ALM
----------------------------------------------------------------------------------------------------------------------------
Flat Rate                                                               1FB           AFK      BUA           ALV
----------------------------------------------------------------------------------------------------------------------------
Direct Inward Dial Trunks                                               NDT           NDZ      NDJ
----------------------------------------------------------------------------------------------------------------------------
PBX Trunks Message                                                      TMB           THM
----------------------------------------------------------------------------------------------------------------------------
PBX Trunks Measured                                                     TV1
----------------------------------------------------------------------------------------------------------------------------
PBX Flat                                                                TFB           TZF
----------------------------------------------------------------------------------------------------------------------------
PBX Digital trunks                                                      D7Z           D7W
----------------------------------------------------------------------------------------------------------------------------
INTRA-LATA TOLL
# MUST BE ASSOCIATED WITH A RESOLD VTD QUALIFIED BUSINESS LINE
----------------------------------------------------------------------------------------------------------------------------
Message Rate Service                                                   N/A
----------------------------------------------------------------------------------------------------------------------------
MTS, including Key Connections Optional Calling Plan BUT              VWDK1           WRV
                                                                   ---------------------------------------------------------
excluding all other Optional Calling Plans
----------------------------------------------------------------------------------------------------------------------------
FEATURES
# MUST BE ASSOCIATED WITH A RESOLD VTD QUALIFIED BUSINESS LINE
----------------------------------------------------------------------------------------------------------------------------
Touch Tone                                                              TTB           TJB
----------------------------------------------------------------------------------------------------------------------------
IQ SERVICES:
# MUST BE ASSOCIATED WITH A RESOLD VTD QUALIFIED BUSINESS LINE
----------------------------------------------------------------------------------------------------------------------------
Call Forwarding                                                         ESM
----------------------------------------------------------------------------------------------------------------------------
Call Waiting                                                            ESX
----------------------------------------------------------------------------------------------------------------------------
Call Waiting ID                                                         NWT
----------------------------------------------------------------------------------------------------------------------------
Speed Dialing 8                                                         ESL
----------------------------------------------------------------------------------------------------------------------------
Speed Dialing 30                                                        ESF
----------------------------------------------------------------------------------------------------------------------------
3 Way Calling (per Use or Monthly)                                      ESC
----------------------------------------------------------------------------------------------------------------------------
*69 (per Use or Monthly)                                                NSS
----------------------------------------------------------------------------------------------------------------------------
Call Trace (Per Use Charge)
----------------------------------------------------------------------------------------------------------------------------
Caller ID                                                               NSD
----------------------------------------------------------------------------------------------------------------------------
Caller ID with Name                                                     NDF
----------------------------------------------------------------------------------------------------------------------------
Per Call Blocking (Per Use Charge)
----------------------------------------------------------------------------------------------------------------------------
Repeat Dialing                                                          NSQ
----------------------------------------------------------------------------------------------------------------------------
Ultra Forward                                                           FRM
----------------------------------------------------------------------------------------------------------------------------
Distinctive Ring                                                       DRQ+X
----------------------------------------------------------------------------------------------------------------------------
Priority Call                                                           NSK
----------------------------------------------------------------------------------------------------------------------------
Select Forward                                                          NCE
----------------------------------------------------------------------------------------------------------------------------
Call Block                                                              NSY
----------------------------------------------------------------------------------------------------------------------------
Call Gate                                                               OC4
----------------------------------------------------------------------------------------------------------------------------
Anonymous Call Rejection - w/Caller ID                                  AWY
----------------------------------------------------------------------------------------------------------------------------
Anonymous Call Rejection - w/o Caller ID                                AYK
----------------------------------------------------------------------------------------------------------------------------

                                  Page 1 of 1